DST SYSTEMS, INC.

                     PROFIT SHARING PLAN AND TRUST AGREEMENT

                               (1996 RESTATEMENT)


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                                DST SYSTEMS, INC.
                     PROFIT SHARING PLAN AND TRUST AGREEMENT
                               (1996 RESTATEMENT)

                                TABLE OF CONTENTS

ARTICLE I, DEFINITIONS........................................................1
         1.01     Plan........................................................1
         1.02     Employer....................................................1
         1.03     Trustee.....................................................1
         1.04     Plan Administrator..........................................1
         1.05     Advisory Committee..........................................1
         1.06     Employee....................................................2
         1.07     Highly Compensated Employee.................................2
         1.08     Participant.................................................3
         1.09     Beneficiary.................................................3
         1.10     Compensation................................................3
         1.11     Account.....................................................5
         1.12     Accrued Benefit.............................................5
         1.13     Nonforfeitable..............................................5
         1.14     Plan Year...................................................5
         1.15     Effective Date..............................................5
         1.16     Plan Entry Date.............................................6
         1.17     Accounting Date.............................................6
         1.18     Trust.......................................................6
         1.19     Trust Fund..................................................6
         1.20     Nontransferable Annuity.....................................6
         1.21     ERISA.......................................................6
         1.22     Code........................................................6
         1.23     Service.....................................................6
         1.24     Hour of Service.............................................6
         1.25     Disability..................................................8
         1.26     Service for Predecessor Employer............................8
         1.27     Related Employers...........................................8
         1.28     Leased Employees............................................9
         1.29     Determination of Top Heavy Status...........................9
         1.30     Plan Maintained by More than One Employer.  ................11
         1.31     Esop Participant............................................11

ARTICLE II, EMPLOYEE PARTICIPANTS.............................................11
         2.01     Eligibility.................................................11
         2.02     Year of Service - Participation.............................12
         2.03     Break in Service - Participation............................12
                                        i

         2.04     Participation upon Reemployment.............................13

ARTICLE III, EMPLOYER CONTRIBUTIONS AND FORFEITURES ..........................13
         3.01     Amount......................................................13
         3.02     Determination of Contribution...............................13
         3.03     Time of Payment of Contribution.............................14
         3.04     Contribution Allocation.....................................14
         3.05     Forfeiture Allocation.......................................15
         3.06     Accrual of Benefit..........................................15
         3.07     Limitations on Allocations to Participants' Accounts........16
         3.08     Definitions - Article III...................................17

ARTICLE IV, PARTICIPANT CONTRIBUTIONS.........................................19
         4.01     Participant Voluntary Contributions.........................19
         4.02     Participant Voluntary Contributions - Special Discrimination
                    Test......................................................19
         4.03     Participant Rollover Contributions..........................19
         4.04     Participant Contribution - Forfeitability...................20
         4.05     Participant Contribution Withdrawal/Distribution............20
         4.06     Participant Contribution - Accrued Benefit..................20

ARTICLE V, TERMINATION OF SERVICE - PARTICIPANT VESTING.......................20
         5.01     Normal Retirement Age; Early Retirement.....................20
         5.02     Participant Disability or Death.............................21
         5.03     Vesting Schedule............................................21
         5.04     Cash-out Distributions to Partially-vested Participants/
                    Restoration of Forfeited Accrued Benefit .................22
         5.05     Segregated Account for Repaid Amount........................23
         5.06     Year of Service - Vesting...................................23
         5.07     Break in Service - Vesting..................................24
         5.08     Included Years of Service - Vesting.........................24
         5.09     Forfeiture Occurs...........................................24

ARTICLE VI, TIME AND METHOD OF PAYMENT OF BENEFITS............................24
         6.01     Time of Payment of Accrued Benefit..........................24
         6.02     Method of Payment of Accrued Benefit........................27
         6.03     Benefit Payment Elections...................................29
         6.04     Annuity Distributions to Participants And Surviving Spouses.33
         6.05     Waiver Election - Qualified Joint And Survivor Annuity......33
         6.06     Waiver Election - Preretirement Survivor Annuity............33
         6.07     Distributions under Domestic Relations Orders...............33
         6.08     Rollover Distributions......................................34


                                       ii

ARTICLE VII, EMPLOYER ADMINISTRATIVE PROVISIONS...............................35
         7.01     Information to Committee....................................35
         7.02     No Liability.  .............................................35
         7.03     Indemnity of Committee......................................35
         7.04     Employer Direction of Investment............................36
         7.05     Amendment to Vesting Schedule...............................36

ARTICLE VIII, PARTICIPANT ADMINISTRATIVE PROVISIONS...........................36
         8.01     Beneficiary Designation.....................................36
         8.02     No Beneficiary Designation..................................37
         8.03     Personal Data to Committee..................................37
         8.04     Address for Notification....................................37
         8.05     Assignment or Alienation....................................38
         8.06     Notice of Change in Terms...................................38
         8.07     Litigation Against the Trust................................38
         8.08     Information Available.......................................38
         8.09     Appeal Procedure for Denial of Benefits.....................38

ARTICLE IX, ADVISORY COMMITTEE-DUTIES WITH RESPECT TO PARTICIPANTS'
         ACCOUNTS.............................................................39
         9.01     Members' Compensation, Expenses.............................39
         9.02     Term........................................................39
         9.03     Powers......................................................39
         9.04     General.....................................................39
         9.05     Funding Policy..............................................40
         9.06     Manner of Action............................................41
         9.07     Authorized Representative...................................41
         9.08     Interested Member...........................................41
         9.09     Individual Accounts.........................................41
         9.10     Individual Statement........................................41
         9.11     Account Charged.............................................41
         9.12     Unclaimed Account Procedure.................................41
         9.13     Investment Manager.  .......................................42

ARTICLE X, TRUSTEE, POWERS AND DUTIES.........................................43
         10.01    Acceptance..................................................43
         10.02    Receipt of Contributions....................................43
         10.03    Investment Powers...........................................43
         10.04    Records and Statements......................................45
         10.05    Fees and Expenses from Fund.................................45
         10.06    Parties to Litigation.......................................46
         10.07    Professional Agents.........................................46
         10.08    Distribution of Cash or Property............................46

                                       iii

         10.09    Distribution Directions.....................................46
         10.10    Third Party.................................................46
         10.11    Resignation.................................................46
         10.12    Removal.....................................................47
         10.13    Interim Duties and Successor Trustee........................47
         10.14    Valuation of Trust..........................................47
         10.15    Limitation on Liability - If Investment Manager Appointed...47
         10.16    Investment in Group Trust Fund..............................47

ARTICLE XI, EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION.........................48
         11.01    Exclusive Benefit...........................................48
         11.02    Amendment by Employer.......................................48
         11.03    Discontinuance..............................................49
         11.04    Full Vesting on Termination.................................49
         11.05    Merger/direct Transfer......................................49
         11.06    Termination.................................................50
         11.07    [Reserved]..................................................52
         11.08    Direct Transfer of Assets from Terminated Thrift Plan.......52
         11.09    [Reserved]..................................................52
         11.10    Vesting of Participants Transferred to Policyholder Service
                    Corporation...............................................52
         11.11    Transfer of Assets to IFTC Plan.............................53
         11.12    Vesting of Participants in Vital Records Storage Group......53
         11.13    Vesting of Participants in Lincoln, Nebraska Facility.......54
         11.14    Vesting of Former Participants Employed by Continuum........54
         11.15    Vesting of Former Participants Employed by Midland..........54

ARTICLE XII [RESERVED]........................................................54

ARTICLE XIII, MISCELLANEOUS...................................................54
         13.01    Evidence....................................................54
         13.02    No Responsibility for Employer Action.......................54
         13.03    Fiduciaries Not Insurers....................................55
         13.04    Waiver of Notice............................................55
         13.05    Successors..................................................55
         13.06    Word Usage..................................................55
         13.07    State Law...................................................55
         13.08    Employment Not Guaranteed...................................55

ARTICLE XIV, WITHDRAWALS......................................................55
         14.01    Request For Withdrawal Due to Financial Hardship............55
         14.02    Approved Request Irrevocable................................57
         14.03    Time of Payment.............................................57
         14.04    Effect of Withdrawal........................................57

                                       iv

         14.05    Request for Withdrawal Due to Financial Hardship for
                    Participants in the Policyholder Service Corporation
                    Retirement Plan...........................................57
         14.06  Special Rules For Withdrawal Due to Purchase of Home..........59

ARTICLE XV, PARTICIPANT'S ACCOUNTS AND THEIR INVESTMENT.......................59
         15.01  Individual Accounts...........................................59
         15.02  Valuation of Participants' Accrued Benefits...................59
         15.03  Allocation And Distribution of Net Income Gain or Loss........60
         15.04  Special Distribution Options for Participants with Account
                    Balances Invested in Fund B...............................60

ARTICLE XVI, PROVISIONS EFFECTIVE UPON CHANGE IN CONTROL OF DST...............61
         16.01  Definition of "Change in Control of  DST".....................61
         16.02  Provisions Effective upon Change of Control...................61
         16.03  Right to Amend Article XVI Prior to Change in Control of DST..62

ARTICLE XVII, WITHDRAWALS FROM PRIOR PLAN ACCOUNTS............................62
         17.01    General.....................................................62
         17.02    No Forfeiture of Participant's Account......................62

ARTICLE XVIII, PROVISIONS APPLICABLE TO TRANSFERRED ESOP ACCOUNTS.............63
         18.01    ESOP Accounts...............................................63
         18.02    Participant Direction of Investment.........................63
         18.03    Special Vesting Schedule....................................64
         18.04    Special Distribution and Payment Requirements...............64


                                        v

                       ALPHABETICAL LISTING OF DEFINITIONS

Plan Definition                                                Section Reference
                                                                   (Page Number)

Account..................................................................1.11(5)
Accounting Date..........................................................1.17(6)
Accrued Benefit..........................................................1.12(5)
Advisory Committee.......................................................1.05(1)
Annual Addition......................................................3.08(a)(17)
Annuity Starting Date...................................................6.01(25)
Beneficiary..............................................................1.09(3)
Break in Service for Eligibility Purposes...............................2.03(12)
Break in Service for Vesting Purposes...................................5.07(24)
Cash-Out Distribution...................................................5.04(22)
Code.....................................................................1.22(6)
Code ss.411(d)(6) Protected Benefits...................................11.02(49)
Compensation.............................................................1.10(3)
Compensation for Code ss.415 Purposes................................3.08(b)(18)
Compensation for Top Heavy Purposes..................................1.29(c)(10)
Deemed Cash-Out Rule.................................................5.04(C)(23)
Defined Contribution Plan............................................3.08(g)(18)
Defined Benefit Plan.................................................3.08(h)(19)
Determination Date...................................................1.29(g)(11)
Disability...............................................................1.25(8)
Distribution Date.......................................................6.01(25)
Effective Date...........................................................1.15(5)
Elective Transfer......................................................11.05(51)
Employee.................................................................1.06(2)
Employer.................................................................1.02(1)
Employer for Code ss.415 Purposes....................................3.08(d)(18)
Employer for Top Heavy Purposes......................................1.29(f)(11)
Employment Commencement Date............................................2.02(12)
ERISA....................................................................1.21(6)
ESOP Account..........................................................18.01 (63)
ESOP Participant.......................................................1.31 (11)
Excess Amount........................................................3.08(e)(18)
Forfeiture Break in Service.............................................5.08(24)
Group Trust Fund.......................................................10.16(47)
Hardship...............................................................14.01(56)
Highly Compensated Employee..............................................1.07(2)
Hour of Service..........................................................1.24(6)
Investment Manager.........................................9.04(i)(40); 9.13(42)

                                       vi

Key Employee.........................................................1.29(a)(10)
Leased Employees.........................................................1.28(9)
Limitation Year......................................................3.08(f)(18)
Maximum Permissible Amount...........................................3.08(c)(17)
Minimum Distribution Incidental Benefit (MDIB).......................6.02(A)(28)
Non-Key Employee.....................................................1.29(b)(10)
Nonforfeitable...........................................................1.13(5)
Nontransferable Annuity..................................................1.20(6)
Normal Retirement Age...................................................5.01(20)
Participant Voluntary Contributions.....................................4.01(19)
Participant Forfeiture..................................................3.05(15)
Participant..............................................................1.08(3)
Permissive Aggregation Group.........................................1.29(e)(10)
Plan.....................................................................1.01(1)
Plan Entry Date..........................................................1.16(6)
Plan Administrator.......................................................1.04(1)
Plan Year................................................................1.14(5)
Predecessor Employer.....................................................1.26(8)
Qualified Domestic Relations Order......................................6.07(33)
Related Employers........................................................1.27(8)
Required Aggregation Group...........................................1.29(d)(10)
Required Beginning Date..............................................6.01(B)(28)
Rollover Contributions..................................................4.03(19)
Service..................................................................1.23(6)
Top Heavy Minimum Allocation.........................................3.04(B)(14)
Top Heavy Ratio..........................................................1.29(9)
Trust Fund...............................................................1.19(6)
Trust....................................................................1.18(6)
Trustee..................................................................1.03(1)
Trustee Powers......................................................10.03(A)(43)
Year of Service for Eligibility Purposes................................2.02(12)
Year of Service for Vesting Purposes....................................5.06(23)


                                       vii

                                DST SYSTEMS, INC.
                     PROFIT SHARING PLAN AND TRUST AGREEMENT
                               (1996 RESTATEMENT)

         DST Systems, Inc., a corporation organized under the laws of the State of Delaware, makes this Agreement with UMB Bank, N.A., as Trustee.

                                   WITNESSETH:

         DST Systems, Inc. continues within this Trust Agreement a Plan for the administration and distribution of contributions made by the Employer for the purpose of providing retirement benefits for eligible Employees. This Plan is an amended plan, in restated form, the original plan having an effective date of January 1, 1970. The provisions of this Plan, as amended, apply solely to an Employee whose employment with the Employer terminates on or after the restated Effective Date of the Employer's Plan. If an Employee's employment with the Employer terminates prior to the restated Effective Date, that Employee is entitled to benefits under the Plan as the Plan existed on the date of the Employee's termination of employment.

         Now, therefore, in consideration of their mutual covenants, the Employer and the Trustee agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.01 "Plan" means the retirement plan established and continued by the Employer in the form of this Agreement, designated as the "DST Systems, Inc. Profit Sharing Plan and Trust Agreement."

         1.02 "Employer" means DST Systems, Inc. or any other employer who with the written consent of DST Systems, Inc. adopts this Plan.

         1.03 "Trustee" means UMB Bank, N.A., or any successor in office who in writing accepts the position of Trustee.

         1.04 "Plan Administrator" is DST Systems, Inc. unless DST Systems, Inc. designates another person to hold the position of Plan Administrator. In addition to its other duties, the Plan Administrator has full responsibility for compliance with the reporting and disclosure rules under ERISA as respects this Agreement.

         1.05 "Advisory Committee" means the Employer's Advisory Committee as from time to time constituted.

         1.06 "Employee" means any employee of the Employer, excluding any Leased Employee and excluding any individual who is working in a classification described as an independent contractor. An independent contractor includes any individual who is paid, directly or indirectly, through the Employer's accounts payable system.

         1.07 "Highly Compensated Employee" means an Employee who, during the Plan Year or during the preceding 12-month period:

                  (a) is a more that 5% owner of the Employer (applying the constructive ownership rules of Code ss.318, and applying the principles of Code ss.318, for an unincorporated entity);

                  (b) has Compensation in excess of $75,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year);

                  (c) has Compensation in excess of $50,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year) and is part of the top-paid 20% group of employees (based on Compensation for the relevant year);

                  (d) has Compensation in excess of 50% of the dollar amount prescribed in Code ss.415(b)(1)(A) (relating to defined benefit plans) and is an officer of the Employer.

         If the Employee satisfies the definition in clause (b), (c) or (d) in the Plan Year but not during the preceding 12-month period and does not satisfy clause (a) in either period, the Employee is a Highly Compensated Employee only if he is one of the 100 most highly compensated Employees for the Plan Year. The number of officers taken into account under clause (d) will not exceed the greater of 3 or 10% of the total number (after application of the Code ss.414(q) exclusions) of Employees, but no more than 50 officers. If no Employee satisfies the Compensation requirement in clause (d) for the relevant year, the Advisory Committee will treat the highest paid officer as satisfying clause (d) for that year.

         For purposes of this Section 1.07, "Compensation" means Compensation as defined in Section 1.10, except any exclusions from Compensation other than the exclusions described in paragraphs (a), (b), (c) and (d) of Section 1.10, and Compensation must include: (i) elective deferrals under a Code ss.401(k) arrangement or under a Simplified Employee Pension maintained by the Employer; and (ii) amounts paid by the Employer which are not currently includible in the Employee's gross income because of Code ss.ss.125 (cafeteria plans) or 403(b) (tax-sheltered annuities). The Advisory Committee must make the determination of who is a Highly Compensated Employee, including the determinations of the number and identity of the top paid 20% group, the top 100 paid Employees, the number of officers includible in clause (d) and the relevant Compensation, consistent with Code ss.414(q) and regulations issued under that Code section. The Employer may make a calendar year election to determine the Highly Compensated Employees for the Plan Year, as prescribed by Treasury regulations. A calendar year election must apply to all plans and arrangements of the Employer. For purposes of applying any non-discrimination test required under the Plan or under the Code, in a manner consistent with applicable Treasury regulations, the Advisory Committee will not treat as a separate Employee a family member (a spouse, a lineal ascendant or descendant, or a spouse of a lineal ascendant or descendant) of a Highly Compensated Employee described in a clause (a) of this Section, or a family member of one of the ten Highly Compensated Employees with the greatest Compensation for the Plan Year, but will treat the Highly Compensated Employee and all family members as single Highly Compensated Employee. This aggregation rule applies to a family member even if that family member is a Highly Compensated Employee without family aggregation.

         The term "Highly Compensated Employee" also includes any former Employee who separated from Service (or has a deemed Separation from Service, as determined under Treasury regulations) prior to the Plan Year, performs no Service for the Employer during the Plan Year, and was a Highly Compensated Employee either for the separation year or any Plan Year ending on or after his 55th birthday. If the former Employee's Separation from Service occurred prior to January 1, 1987, he is a Highly Compensated Employee only if he satisfied clause (a) of this Section 1.07 or received Compensation in excess of $50,000 during: (1) the year of his Separation from Service (or the prior year); or (2) any year ending after his 54th birthday.

         1.08 "Participant" is an Employee who is eligible to be and becomes a Participant in accordance with the provisions of Section 2.01.

         1.09 "Beneficiary" is a person designated by a Participant who is or may become entitled to a benefit under the Plan. A Beneficiary who becomes entitled to a benefit under the Plan remains a Beneficiary under the Plan until the Trustee has fully distributed his benefit to him. A Beneficiary's right to (and the Plan Administrator's, the Advisory Committee's or a Trustee's duty to provide to the Beneficiary) information or data concerning the Plan does not arise until he first becomes entitled to receive a benefit under the Plan.

         1.10 "Compensation" means the Participant's wages, salaries, fees for professional service and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the plan (including, but not limited to, overtime pay, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses). Compensation includes elective contributions made by the Employer on the Employee's behalf. "Elective contributions" are amounts excludible from the Employee's gross income under Code ss.402(a)(8) (relating to a Code ss.401(k) arrangement), Code ss.402(h) (relating to a Simplified employee Pension, Code ss.125 (relating to a cafeteria plan) or Code ss.403(b) (relating to a tax-sheltered annuity). A Compensation payment includes Compensation paid by the Employer to an Employee through another person under the common paymaster provisions of Code ss.ss.3121(s) and 3306(p). The term "Compensation" does not include:

                           (a) Employer contributions (other than "elective
                  contributions") to a plan of deferred compensation to the extent the contributions are not included in the gross income of the Employee for the taxable year in which contributed, on behalf of an Employee to a Simplified Employee Pension Plan to the extent such contributions are excludible from the Employee's gross income, and any distributions from a plan of deferred compensation, regardless of whether such amounts are includible in the gross income of the Employee when distributed.

                           (b) Amounts realized from the exercise of a
                  non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

                           (c) Amounts realized from the sale, exchange or other
                  disposition of stock acquired under a qualified stock option.

                           (d) Other amounts which receive special tax benefits,
                  such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee), or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code ss.403(b) (whether or not the contributions are excludible from the gross income of the Employee), other than "elective contributions".

                           (e) Employee expense reimbursements and allowances,
                  moving expenses, director's fees and payments made by the Employer for group insurance, hospitalization and like benefits and contributions made by the Employer under any other employee benefit plan it maintains.

         Any reference in this Plan to Compensation is a reference to the definition in this Section 1.10, unless the Plan reference specifies a modification to this definition. The Advisory Committee will take into account only Compensation actually paid for the relevant period.

         For any Plan Year beginning after December 31, 1988, the Advisory Committee must take into account only the first $200,000 (or beginning January 1, 1990, such larger amount as the Commissioner of Internal Revenue may prescribe) of any Participant's Compensation. The $200,000 Compensation limitation applies to the combined Compensation of the Employee and of any family member aggregated with the Employee under Section 1.09 and who is either
(i) the Employee's spouse; or (ii) the Employee's lineal descendant under the age of 19. If the $200,000 (or adjusted) Compensation limitation applies to the combined Compensation of the Employee and one or more family members, the Advisory Committee will apply the contribution and allocation provisions of
Article III by prorating the $200,000 (or adjusted) limitation among the affected Participants in proportion to each such Participant's Compensation determined prior to application of this limitation. For any Plan Year beginning prior to January 1, 1989, this $200,000 limitation (but not the family aggregation requirement) applies only if the Plan is top heavy (as determined under Section 1.29) for such Plan Year.

         In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code ss.401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

         NONDISCRIMINATION. For purposes of determining whether the Plan discriminates in favor of Highly Compensated Employees, Compensation means Compensation as defined in this Section 1.10 except any exclusions from Compensation other than the exclusions described in paragraphs (a), (b), (c) and
(d), unless the Employer elects to use an alternate nondiscriminatory definition, in accordance with the requirements of Code ss.414(s) and the regulations issued under that Code section. The Employer may elect to include all elective contributions made by the Employer on behalf of the Employees. The Employer's election to include elective contributions must be consistent and uniform with respect to Employees and all plans of the Employer for any particular Plan Year. The Employer may make this election to include elective contributions for nondiscrimination testing purposes, irrespective of whether this Section 1.10 includes elective contributions in the general Compensation definition applicable to the Plan.

         1.11 "Account" means the separate account(s) which the Advisory Committee or the Trustee maintains for a Participant under the Plan.

         1.12 "Accrued Benefit" means the amount standing in a Participant's Account(s) as of any date derived from both Employer contributions and Employee contributions, if any.

         1.13 "Nonforfeitable" means a Participant's or Beneficiary's unconditional claim, legally enforceable against the Plan, to the Participant's Accrued Benefit.

         1.14 "Plan Year" means the fiscal year of the Plan, a 12 consecutive month period ending every December 31.

         1.15 "Effective Date" of this Plan as restated during the 1996 Plan Year is January 1, 1996.

         1.16 "Plan Entry Date" means the restated Effective Date and every January 1 and July 1 after the restated Effective Date.

         1.17 "Accounting Date" is the last day of the Plan Year. Unless otherwise specified in the Plan, the Advisory Committee will make all Plan allocations for a particular Plan Year as of the Accounting Date of that Plan Year.

         1.18 "Trust" means the separate Trust created under the Plan.

         1.19 "Trust Fund" means all property of every kind held or acquired by the Trustee under the Plan, other than incidental benefit insurance contracts. The Trustee may combine the Trusts created under the plans of all Employers participating under the DST Systems, Inc. Profit Sharing Plan into one (1) Trust Fund. However, the Trustee shall maintain separate records of account in order to reflect properly each Participant's Accrued Benefit under the plan(s) in which he is a Participant.

         1.20 "Nontransferable Annuity" means an annuity which by its terms provides that it may not be sold, assigned, discounted, pledged as collateral for a loan or security for the performance of an obligation or for any purpose to any person other than the insurance company. If the Trustee distributes an annuity contract, the contract must be a Nontransferable Annuity.

         1.21 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         1.22 "Code" means the Internal Revenue Code of 1986, as amended.

         1.23 "Service" means any period of time the Employee is in the employ of the Employer, including any period the Employee is on an unpaid leave of absence authorized by the Employer under a uniform, nondiscriminatory policy applicable to all Employees. "Separation from Service" means a separation from Service with the Employer. For purposes of this Section 1.23, the term "Employer" includes "affiliates" and "related group" members, as those terms are defined in Section 1.27.

         1.24 "Hour of Service" means:

                  (a) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment, for the performance of duties. The Advisory Committee credits Hours of Service under this paragraph (a) to the Employee for the computation period in which the Employee-performs the duties, irrespective of when paid;

                  (b) Each Hour of Service for back pay, irrespective of mitigation of damages, to which the Employer has agreed or for which the Employee has received an award. The Advisory Committee credits Hours of Service under this paragraph (b) to the Employee for the computation period(s) to which the award or the agreement pertains rather than for the computation period in which the award, agreement or payment is made; and

                  (c) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment (irrespective of whether the employment relationship is terminated), for reasons other than for the performance of duties during a computation period, such as leave of absence, vacation, holiday, sick leave, illness, incapacity (including disability), layoff, jury duty or military duty. The Advisory Committee will credit no more than 501 Hours of Service under this paragraph (c) to an Employee on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single computation period). The Advisory Committee credits Hours of Service under this paragraph (c) in accordance with the rules of paragraphs (b) and (c) of Labor Reg. ss.2530.200b-2, which the Plan, by this reference, specifically incorporates in full within this paragraph (c).

         The Advisory Committee will not credit an Hour of Service under more than one of the above paragraphs. A computation period for purposes of this
Section 1.24 is the Plan Year, Year of Service period, Break in Service period or other period, as determined under the Plan provision for which the Advisory Committee is measuring an Employee's Hours of Service. The Advisory Committee will resolve any ambiguity with respect to the crediting of an Hour of Service in favor of the Employee.

         The Employer will credit every Employee with Hours of Service on the basis of the "actual" method. For purposes of the Plan, "actual" method means the determination of Hours of Service from records of hours worked and hours for which the Employer makes payment or for which payment is due from the Employer.

         Solely for purposes of determining whether the Employee incurs a Break in Service under any provision of this Plan, the Advisory Committee must credit Hours of Service during an Employee's unpaid absence period due to maternity or paternity leave. The Advisory Committee considers an Employee on maternity or paternity leave if the Employee's absence is due to the Employee's pregnancy, the birth of the Employee's child, the placement with the Employee of an adopted child, or the care of the Employee's child immediately following the child's birth or placement. The Advisory Committee credits Hours of Service under this paragraph on the basis of the number of Hours of Service the Employee would receive if he were paid during the absence period or, if the Advisory Committee cannot determine the number of Hours of Service the Employee would receive, on the basis of 8 hours per day during the absence period. The Advisory Committee will credit only the number (not exceeding 501) of Hours of Service necessary to prevent an Employee's Break in Service. The Advisory Committee credits all Hours of Service described in this paragraph to the computation period in which the absence period begins or, if the Employee does not need these Hours of Service to prevent a Break in Service in the computation period in which his absence period begins, the Advisory Committee credits these Hours of Service to the immediately following computation period.

         1.25 "Disability" means the Participant, because of a physical or mental disability, will be unable to perform the duties of his customary position of employment (or is unable to engage in any substantial gainful activity) for an indefinite period which the Advisory Committee considers will be of long continued duration. A Participant also is disabled if he incurs the permanent loss or loss of use of a member or function of the body, or is permanently disfigured, and incurs a Separation from Service. The Plan considers a Participant disabled on the date the Advisory Committee determines the Participant satisfies the definition of disability. The Advisory Committee may require a participant to submit to a physical examination in order to confirm disability. The Advisory Committee will apply the provisions of this Section
1.25 in a nondiscriminatory, consistent and uniform manner.

         1.26 SERVICE FOR PREDECESSOR EMPLOYER. If the Employer maintains the plan of a predecessor employer, the Plan treats service of the Employee with the predecessor employer as service with the Employer.

         1.27 RELATED EMPLOYERS. A related group is a controlled group of corporations (as defined in Code ss.414(b)), trades or businesses (whether or not incorporated) which are under common control (as defined in Code ss.414(c)) or an affiliated service group (as defined in Code ss.414(m) or in Code ss.414(o)). If the Employer is a member of a related group, the term "Employer" includes the related group members for purposes of crediting Hours of Service, determining Years of Service and Breaks in Service under Articles II and V, applying the limitations on allocations in Part 2 of Article III, applying the top heavy rules and the minimum allocation requirements of Article III, the definitions of Employee, Highly Compensated Employee, Compensation and Leased Employee, and for any other purpose required by the applicable Code section or by a Plan provision. In addition, except as provided in Section 1.27(A), the Plan shall treat service of an Employee with an "affiliate" as service with the Employer. For purposes of the immediately preceding sentence, the term "affiliate" means any corporation, partnership, joint venture or other business entity with respect to which fifteen percent (15%) or more of the equity interests therein are owned, directly or indirectly, by Kansas City Southern Industries, Inc., DST Systems, Inc. or any entity at least 80% of the equity interests of which are owned by Kansas City Southern Industries, Inc. or DST Systems, Inc. However, only an Employer described in Section 1.02 may contribute to the Plan and only an Employee employed by an Employer described in Section
1.02 is eligible to participate in this Plan. For Plan allocation purposes, "Compensation" does not include compensation received from a related employer that is not participating in this Plan.

         (A) SERVICE PRIOR TO ADOPTION OF PLAN BY AFFILIATE. For purposes of this paragraph, the term "affiliate" means any corporation, partnership, joint venture or other business entity with respect to which twenty-five percent (25%) or more of the equity interests therein are owned, directly or indirectly, by Kansas City Southern Industries, Inc. or DST Systems, Inc. or any entity at least 80% of the equity interests of which are owned by Kansas City Southern Industries, Inc. or DST Systems, Inc. This paragraph shall apply solely to service with employers that become affiliates after January 1, 1994. The Plan shall treat service of an Employee with the Employer after the date the Employer becomes an affiliate as service with the Employer. If an Employee was not employed by the Employer on the date the Employer became an affiliate, the Plan shall exclude service with the Employer prior to such date. If the Employee was employed by the Employer on the date the Employer became an affiliate, the Plan shall treat service with the Employer prior to such date as service under the Plan, other than such service prior to a separation from service with the Employer.

         1.28 LEASED EMPLOYEES. The Plan does not treat a Leased Employee as an Employee of the Employer. A Leased Employee is an individual (who otherwise is not an Employee of the Employer) who, pursuant to a leasing agreement between the Employer and any other person, has performed services for the Employer (or for the Employer and any persons related to the Employer within the meaning of Code ss.144 (a)(3)) on a substantially full time basis for at least one year and who performs services historically performed by employees in the Employer's business field.

         1.29 DETERMINATION OF TOP HEAVY STATUS. If this Plan is the only qualified plan maintained by the Employer, the Plan is top heavy for a Plan Year if the top heavy ratio as of the Determination Date exceeds 60%. The top heavy ratio is a fraction, the numerator of which is the sum of the present value of Accrued Benefits of all Key Employees as of the Determination Date and the denominator of which is a similar sum determined for all Employees. The Advisory Committee must include in the top heavy ratio, as part of the present value of Accrued Benefits, any contribution not made as of the Determination Date but includible under Code ss.416 and the applicable Treasury regulations, and distributions made within the Determination period. The Advisory Committee must calculate the top heavy ratio by disregarding the Accrued Benefit (and distributions, if any, of the Accrued Benefit) of any Non-Key Employee who was formerly a Key Employee, and by disregarding the Accrued Benefit (including distributions, if any, of the Accrued Benefit) of an individual who has not received credit for at least one Hour of Service with the Employer during the Determination period. The Advisory Committee must calculate the top heavy ratio, including the extent to which it must take into account distributions, rollovers and transfers, in accordance with Code ss.416 and the regulations under that Code section.

         If the Employer maintains other qualified plans (including a simplified employee pension plan), or maintained another such plan which now is terminated, this Plan is top heavy only if it is part of the Required Aggregation Group, and the top heavy ratio for the Required Aggregation Group and for the Permissive Aggregation Group, if any, each exceeds sixty percent (60%). The Advisory Committee will calculate the top heavy ratio in the same manner as required by the first paragraph of this Section 1.29, taking into account all plans within the Aggregation Group. To the extent the Advisory Committee must take into account distributions to a Participant, the Advisory Committee must include distributions from a terminated plan which would have been part of the Required Aggregation Group if it were in existence on the Determination Date. The Advisory Committee will calculate the present value of Accrued Benefits under defined benefit plans or simplified employee pension plans included within the group in accordance with the terms of those plans, Code ss.416 and the regulations under that Code section. If a Participant in a defined benefit plan is a Non-Key Employee, the Advisory Committee will determine his Accrued Benefit under the accrual method, if any, which is applicable uniformly to all defined benefit plans maintained by the Employer or, if there is no uniform method, in accordance with the slowest accrual rate permitted under the fractional rule accrual method described in Code ss.411(b)(1)(C). To calculate the present value of benefits from a defined benefit plan, the Advisory Committee will use the actuarial assumptions (interest and mortality only) prescribed by the defined benefit plan(s) to value benefits for top heavy purposes. If an aggregated plan does not have a valuation date coinciding with the Determination Date, the Advisory Committee must value the Accrued Benefits in the aggregated plan as of the most recent valuation date falling within the twelve-month period ending on the Determination Date, except as Code ss.416 and applicable Treasury regulations require for the first and second plan year of a defined benefit plan. The Advisory Committee will calculate the top heavy ratio with reference to the Determination Dates that fall within the same calendar year.

         DEFINITIONS. For purposes of applying the provisions of this Section 1.29:

                  (a) "Key Employee" means, as of any Determination Date, any Employee or former Employee (or Beneficiary of such Employee) who, for any Plan Year in the Determination Period: (i) has Compensation in excess of 50% of the dollar amount prescribed in Code ss.415(b)(1)(A) (relating to defined benefit plans) and is an officer of the Employer;
         (ii) has Compensation in excess of the dollar amount prescribed in Code ss.415(c)(1)(A) (relating to defined contribution plans) and is one of the Employees owning the ten largest interests in the Employer; (iii) is a more than 5% owner of the Employer; or (iv) is a more than 1% owner of the Employer and has Compensation of more than $150,000. The constructive ownership rules of Code ss.318 (or the principles of that section, in the case of an unincorporated Employer,) will apply to determine ownership in the Employer. The number of officers taken into account under clause (i) will not exceed the greater of 3 or 10% of the total number (after application of the code ss.414(q)(8) exclusions) of Employees, but no more than 50 officers. The Advisory Committee will make the determination of who is a Key Employee in accordance with Code ss.416(i)(1) and the regulations under that Code section.

                  (b) "Non-Key Employee" is an employee who does not meet the definition of Key Employee.

                  (c) "Compensation" means Compensation as determined under
         Section 1.07 (relating to the Highly Compensated Employee definition).

                  (d) "Required Aggregation Group" means: (1) each qualified plan of the Employer in which at least one Key Employee participates at any time during the Determination Period; and (2) any other qualified plan of the Employer which enables a plan described in clause (1) to meet the requirements of Code ss.401(a)(4) or Code ss.410.

                  (e) "Permissive Aggregation Group" is the Required Aggregation Group plus any other qualified plans maintained by the Employer, but only if such group would satisfy in the aggregate the requirements of Code ss.401(a)(4) and Code ss.410. The Advisory Committee will determine the Permissive Aggregation Group.

                  (f) "Employer" means the Employer that adopts this Plan and any related employers described in Section 1.27.

                  (g) "Determination Date" for any Plan Year is the Accounting Date of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the Accounting Date of that Plan Year. The "Determination Period" is the 5 year period ending on the Determination Date.

         1.30 PLAN MAINTAINED BY MORE THAN ONE EMPLOYER. If more than one employer maintains this Plan, then for purposes of determining Service and Hours of Service, the Advisory Committee will treat all Employers maintaining this Plan as a single employer.

         PLAN ALLOCATIONS. The Advisory Committee and the Trustee will account separately for each Employer's contributions under the Plan. In this respect, the Advisory Committee will allocate each Employer's contributions to the Trustee for a Plan Year, in accordance with Article III, to the Accounts of those Participants actually employed by that Employer during the Plan Year. The Advisory Committee will allocate Participant forfeitures to the Accounts of those Participants employed by the Employer that actually employed the forfeited Participant in the year of the forfeiture, provided, however, that for purposes of such forfeiture allocations, the term "Employer" shall include any related group members, as defined in Section 1.27. For purposes of this Section 1.30, Compensation will mean Compensation paid during the Plan Year by an Employer to those Participants actually employed by that Employer during that Plan Year.

         1.31 "ESOP Participant" means any participant, former participant or beneficiary of a participant or former participant in The Employee Stock Ownership Plan, a portion of whose account balance in The Employee Stock Ownership Plan has been transferred to this Plan in a transaction described in ss.414(l) of the Code.


                                   ARTICLE II
                              EMPLOYEE PARTICIPANTS

         2.01 ELIGIBILITY. Each Employee (other than an Excluded Employee) becomes a Participant in the Plan on the Plan Entry Date (if employed on that date) immediately following the date on which he completes one Year of Service. Each Employee who was a Participant in the Plan on the day before the Effective Date of this restated Plan continues as a Participant in the Plan.

         An Employee is an Excluded Employee if he is a member of a collective bargaining unit, unless the collective bargaining agreement provides otherwise. An Employee is a member of a collective bargaining unit if he is included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and such employer or employers. The term "employee representatives" does not include an organization more than one half the members of which are owners, officers or executives of the Employer.

         If a Participant has not incurred a Separation from Service but becomes an Excluded Employee, then during the period such a Participant is an Excluded Employee, the Advisory Committee will limit that Participant's sharing in the allocation of Employer contributions and Participant forfeitures, if any, under the Plan by disregarding his Compensation paid by the Employer for services rendered in his capacity as an Excluded Employee. However, during such period of exclusion, the Participant, without regard to employment classification, continues to receive credit for vesting under Article V for each included Year of Service and the Participant's Account continues to share fully in Trust Fund allocations under Section 15.05.

         If an Excluded Employee who is not a Participant becomes eligible to participate in the Plan by reason of a change in employment classification, he will participate in the Plan immediately if he has satisfied the eligibility conditions of Section 2.01 and would have been a Participant had he not been an Excluded Employee during his period of Service. Furthermore, the Plan takes into account all of the Participant's included Years of Service with the Employer as an Excluded Employee for purposes of vesting credit under Article V.

         If a Leased Employee who is not a Participant becomes eligible to participate in the Plan by reason of a change in employment classification, he will participate in the Plan immediately if he has satisfied the eligibility conditions of Section 2.01 and would have been a Participant had he not been a Leased Employee during his period of Service. Furthermore, the Plan takes into account all of the Participant's included Years of Service with the Employer as a Leased Employee for purposes of vesting credit under Article V.

         2.02 YEAR OF SERVICE - PARTICIPATION. For purposes of an Employee's participation in the Plan under Section 2.01, the Plan takes into account all of an Employee's Years of Service with the Employer, except as provided in Section
2.03. "Year of Service" means a 12 consecutive month period during which the Employee completes not less than 1,000 Hours of Service, measuring the beginning of the first 12 month period from the Employment Commencement Date. If the Employee does not complete 1,000 Hours of Service during the 12 month period commencing with the Employment Commencement Date, the Plan measures the second 12 month period by reference to the Plan Year which includes the first anniversary of the Employee's Employment commencement Date. The Plan measures any subsequent 12 month period necessary for a determination of Year of Service for participation by reference to succeeding Plan Years. "Employment Commencement Date" means the date on which the Employee first performs an Hour of Service for the Employer.

         2.03 BREAK IN SERVICE - PARTICIPATION. For purposes of participation in the Plan, the Plan does not apply any Break in Service rule.

         2.04 PARTICIPATION UPON REEMPLOYMENT. A Participant whose employment terminates reenters the Plan as a Participant on the date of his reemployment. An Employee who satisfies the Plan's eligibility conditions but who terminates employment prior to becoming a Participant becomes a Participant in the Plan on the later of the Plan Entry Date on which he would have entered the Plan had he not terminated employment or the date of his reemployment. Any Employee who terminates employment prior to satisfying the Plan's eligibility conditions becomes a Participant in accordance with the provisions of Section 2.01.


                                   ARTICLE III
                     EMPLOYER CONTRIBUTIONS AND FORFEITURES

PART 1. AMOUNT OF EMPLOYER CONTRIBUTIONS AND PLAN ALLOCATIONS: SECTIONS 3.01 THROUGH 3.06.

         3.01 AMOUNT. For each Plan Year, the Employer will contribute to the Trust an amount which the Employer may from time to time deem advisable. Although the Employer may contribute to this Plan irrespective of whether it has net profits, the Employer intends this Plan to be a profit sharing plan for all purposes of the Code. The Employer shall not make a contribution to the Trust for any Plan Year to the extent the contribution would exceed the Participants' "Maximum Permissible Amount". See Part 2 of this Article III.

         The Employer contributes to this Plan on the condition its contribution is not due to a mistake of fact and the Internal Revenue Service will not disallow the deduction for its contribution. The Trustee, upon written request from the Employer, must return to the Employer the amount of the Employer's contribution made by the Employer by mistake of fact or the amount of the Employer's contribution disallowed as a deduction under Code ss.404. The Trustee will not return any portion of the Employer's contribution under the provisions of this paragraph more than one year after:

                  (a) The Employer made the contribution by mistake of fact; or

                  (b) The disallowance of the contribution as a deduction, and then, only to the extent of the disallowance.

         The Trustee will not increase the amount of the Employer contribution returnable under this Section 3.01 for any earnings attributable to the contribution, but the Trustee will decrease the Employer contribution returnable for any losses attributable to it. The Trustee may require the Employer to furnish it whatever evidence the Trustee deems necessary to enable the Trustee to confirm the amount the Employer has requested be returned is properly returnable under ERISA.

         3.02 DETERMINATION OF CONTRIBUTION. The Employer, from its records, determines the amount of any contributions to be made by it to the Trust under the terms of the Plan.

         3.03 TIME OF PAYMENT OF CONTRIBUTION. The Employer may pay its contribution for each Plan Year in one or more installments without interest. The Employer must make its contribution to the Trustee within the time prescribed by the Code or applicable Treasury regulations.

         3.04     CONTRIBUTION ALLOCATION.

(A) METHOD OF ALLOCATION. Subject to Section 3.04(B) and any restoration allocation required under Section 5.04, the Advisory Committee will allocate and credit each annual Employer contribution (and Participant forfeitures, if any), to the Account of each Participant who satisfies the conditions of Section 3.06, in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

(B)      TOP HEAVY MINIMUM ALLOCATION.

                  (1)      MINIMUM ALLOCATION.  If the Plan is top heavy in any
                   Plan Year:

                           (a) Each Non-Key Employee (as defined in Section
                  1.29) who is a Participant and is employed by the Employer on the last day of the Plan Year will receive a top heavy minimum allocation for that Plan Year, irrespective of whether he satisfies the Hours of Service condition under Section 3.06; and

                           (b) The top heavy minimum allocation is the lessor of
                  3% of the Non-Key Employee's Compensation for the Plan Year or the highest contribution rate for the Plan Year made on behalf of any Key Employee (as defined in Section 1.29). However, if a defined benefit plan maintained by the Employer which benefits a Key Employee depends on this Plan to satisfy the antidiscrimination rules of Code ss.401(a)(4) or the coverage rules of Code ss.410 (or another plan benefiting the Key Employee so depends on such defined benefit plan), the top heavy minimum allocation is 3% of the Non- Key Employee's Compensation regardless of the contribution rate for the Key Employees.

                  For purposes of clause (b), "Compensation" means Compensation as defined in Section 1.10, except: (i) Compensation does not include elective contributions; (ii) any exclusions from Compensation do not apply; and (iii) any modification to the definition of Compensation in
         Section 3.06 does not apply. For purposes of this Section 3.04(B), a Participant's contribution rate is the sum of Employer contributions (not including Employer contributions to Social Security) and forfeitures allocated to the Participant's Account for the Plan Year divided by his Compensation for the entire Plan Year. However, for Plan Years beginning after December 31, 1988, a Non-Key Employee's contribution rate does not include any elective contributions under a Code ss.401(k) arrangement nor any Employer matching contributions necessary to satisfy the nondiscrimination requirements of Code ss.401(k) or of Code ss.401(m). To determine a Participant's contribution rate, the Advisory Committee must treat all qualified top heavy defined contribution plans maintained by the Employer (or by any related Employers described in Section 1.27) as a single plan.

                  (2) METHOD OF COMPLIANCE. The Plan will satisfy the top heavy minimum allocation in accordance with this Section 3.04(B)(2). The Advisory Committee first will allocate the Employer contributions (and Participant forfeitures, if any) for the Plan Year in accordance with the allocation formula under Section 3.04(A). The Employer then will contribute an additional amount for the Account of any Participant who is entitled under this Section 3.04(B) to a top heavy minimum allocation and whose contribution rate for the Plan Year is less than the top heavy minimum allocation. The additional amount is the amount necessary to increase the Participant's contribution rate to the top heavy minimum allocation. The Advisory Committee will allocate the additional contribution to the Account of the Participant on whose behalf the Employer makes the contribution.

         3.05 FORFEITURE ALLOCATION. The amount of a Participant's Accrued Benefit forfeited under the Plan is a Participant forfeiture. Subject to any restoration allocation required under Sections 5.04 or 9.12, the Advisory Committee will allocate the forfeiture in accordance with Section 3.04 as an Employer contribution for the Plan Year in which the forfeiture occurs, as if the Participant forfeiture were an additional Employer contribution for that Plan Year. The Advisory Committee will continue to hold the undistributed, non-vested portion of a terminated Participant's Accrued Benefit in his Account solely for his benefit until a forfeiture occurs at the time specified in
Section 5.09. Except as provided under Section 5.04, a Participant will not share in the allocation of a forfeiture of any portion of his Accrued Benefit.

         3.06 ACCRUAL OF BENEFIT. The Advisory Committee will determine the accrual of benefit (Employer contributions and Participant forfeitures) on the basis of the Plan Year.

         COMPENSATION TAKEN INTO ACCOUNT. In allocating an Employer contribution to a Participant's Account, the Advisory Committee, except for purposes of determining the top heavy minimum contribution under Section 3.04(B), will take into account only the Compensation determined for the portion of the Plan Year in which the Employee actually is a Participant.

         HOURS OF SERVICE REQUIREMENT. Subject to the top heavy minimum allocation requirement of Section 3.04(B), the Advisory Committee will not allocate any portion of an Employer contribution for a Plan Year to any Participant's Account if the Participant does not complete a minimum of 1,000 Hours of Service during the Plan Year, unless the Participant terminates employment during the Plan Year because of death or disability or because of the attainment of Normal Retirement Age in the current Plan Year or in a prior Plan Year.

         EMPLOYMENT REQUIREMENT. A Participant who, during a particular Plan Year, completes the Hours of Service requirement under this Section 3.06 will share in the allocation of Employer contributions and Participant forfeitures, if any, for that Plan Year without regard to whether he is employed by the Employer on the Accounting Date of that Plan Year.

PART 2.  LIMITATIONS ON ALLOCATIONS:  SECTIONS 3.07 AND 3.05.

         3.07 LIMITATIONS ON ALLOCATIONS TO PARTICIPANTS' ACCOUNTS. The amount of Annual Additions which the Advisory Committee may allocate under this Plan on a Participant's behalf for a Limitation Year may not exceed the Maximum Permissible Amount. If the amount the Employer otherwise would contribute to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the Employer will reduce the amount of its contribution so the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount. If an allocation of Employer contributions, pursuant to Section 3.04, would result in the allocation of an Excess Amount (other than an Excess Amount resulting from the circumstances described in Section 3.07(B)) to the Participant's Account, the Advisory Committee will reallocate the Excess Amount to the remaining Participants who are eligible for an allocation of Employer contributions for the Plan Year in which the Limitation Year ends. The Advisory Committee will make this reallocation on the basis of the allocation method under the Plan as if the Participant whose Account otherwise would receive the Excess Amount is not eligible for an allocation of Employer contributions.

(A) ESTIMATION OF COMPENSATION. Prior to the determination of the Participant's actual Compensation for a Limitation Year, the Advisory Committee may determine the Maximum Permissible Amount on the basis of the Participant's estimated annual Compensation for such Limitation Year. The Advisory Committee must make this determination on a reasonable and uniform basis for all Participants similarly situated. The Advisory Committee must reduce any Employer contributions (including any allocation of forfeitures) based on estimated annual Compensation by any Excess Amount carried over from prior years. As soon as is administratively feasible after the end of the Limitation Year, the Advisory Committee will determine the Maximum Permissible Amount for such Limitation Year on the basis of the Participant's actual Compensation for such Limitation Year.

(B) DISPOSITION OF EXCESS AMOUNT. If, pursuant to Section 3.07(A), or because of the allocation of forfeitures, there is an Excess Amount with respect to a Participant for a Limitation Year, the Advisory Committee will dispose of such Excess Amount as follows:

                  (a) The Advisory Committee will return any nondeductible voluntary Employee contributions to the Participant to the extent that the return would reduce the Excess Amount.

                  (b) If, after the application of paragraph (a), an Excess Amount still exists, and the Plan covers the Participant at the end of the Limitation Year, then the Advisory Committee will use the Excess Amount(s) to reduce future Employer contributions (including any allocation of forfeitures) under the Plan for the next Limitation Year and for each succeeding Limitation Year, as is necessary, for the Participant.

                  (c) If, after the application of paragraph (a), an Excess Amount still exists, and the Plan does not cover the Participant at the end of the Limitation Year, then the Advisory Committee will hold the Excess Amount unallocated in a suspense account. The Advisory Committee will apply the suspense account to reduce Employer Contributions (including allocation of forfeitures) for all remaining Participants in the next Limitation Year, and in each succeeding Limitation Year if necessary.

                  (d) The Advisory Committee will not distribute any Excess Amount(s) to Participants or to former Participants.

(C) DEFINED BENEFIT PLAN LIMITATION. The Employer does not maintain and never has maintained a defined benefit plan covering any Participant in this Plan. Accordingly, no special defined benefit plan limitation applies under this Plan.

(D) MORE THAN ONE PLAN. If the Advisory Committee allocated an Excess Amount to a Participant's Account on an allocation date of this Plan which coincides with an allocation date of another defined contribution plan maintained by the Employer, the Advisory Committee will attribute the Excess Amount allocated as of such date to this Plan. If an Excess Amount remains, it will then be attributed to The Employee Stock Ownership Plan, and then, if necessary, to the DST Systems, Inc. 401(k) Plan.

3.08 DEFINITIONS - ARTICLE III. For purposes of Article III, the following terms mean:

                  (a) "Annual Addition" - The sum of the following amounts allocated on behalf of a Participant for a Limitation Year: (i) all Employer contributions; (ii) all forfeitures; and (iii) all Employee contributions. Except to the extent provided in Treasury Regulations, Annual Additions include excess contributions described in Code ss.401(k), excess aggregate contributions described in Code ss.401(m) and excess deferrals described in Code ss.402(g), irrespective of whether the plan distributes or forfeits such excess amounts. Annual Additions also include Excess Amounts re-applied to reduce Employer contributions under Section 3.07. Amounts allocated after March 31, 1984, to an individual medical account (as defined in Code ss.415(l)
         (2)) included as part of a defined benefit plan maintained by the Employer are Annual Additions. Furthermore, Annual Additions include contributions paid or accrued after December 31, 1985, for taxable years ending after December 31, 1985, attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code ss.419A(d)(3)) under a welfare benefit fund (as defined in Code ss.419(e)) maintained by the Employer, but only for purposes of the dollar limitation applicable to the Maximum Permissible Amount.

                  (b) "Compensation" - For purposes of applying the limitations of Part 2 of this Article III, "Compensation" means Compensation as defined in Section 1.10, disregarding elective contributions and any exclusions from Compensation.

                  (c) "Maximum Permissible Amount" - The lesser of (i) $30,000 (or, if greater, one-fourth of the defined benefit dollar limitation under Code ss.415(b)(1)(A)), or (ii) 25% of the Participant's Compensation for the Limitation Year. If there is a short Limitation Year because of a change in Limitation Year, the Advisory Committee will multiply the $30,000 (or adjusted) limitation by the following fraction:

                  number of months in the short limitation year
                  --------------------------------------------
                                       12

                  (d) "Employer" - The Employer that adopts this Plan and any related employers described in Section 1.27. Solely for purposes of applying the limitations of Part 2 of this Article III, the Advisory Committee will determine related employers described in Section 1.27 by modifying Code ss.ss.414(b) and (c) in accordance with Code ss.415(h).

                  (e) "Excess Amount" - The excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

                  (f) "Limitation Year" - The Plan Year. If the Employer amends the Limitation Year to a different 12 consecutive month period, the new Limitation Year must begin on a date within the Limitation Year for which the Employer makes the amendment, creating a short Limitation Year.

                  (g) "Defined contribution plan" - A retirement plan which provides for an individual account for each Participant and for benefits based solely on the amount contributed to the Participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other Participants which the plan may allocate to such Participant's account. The Advisory Committee must treat all defined contribution plans (whether or not terminated) maintained by the Employer as a single plan. For purposes of the limitations of Part 2 of this Article III, the Advisory Committee will treat employee contributions made to a defined benefit plan maintained by the Employer as a separate defined contribution plan. The Advisory Committee also will treat as a defined contribution plan an individual medical account (as defined in Code ss.415(1)(2)) included as part of a defined benefit plan maintained by the Employer and, for taxable years ending after December 31, 1985, a welfare benefit fund under Code ss.419(e) maintained by the Employer to the extent there are post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code ss.419A(d)(3)).

                  (h) "Defined benefit plan" - A retirement plan which does not provide for individual accounts for Employer contributions. The Advisory Committee must treat all defined benefit plans (whether or not terminated) maintained by the Employer as a single plan.

                                   ARTICLE IV
                            PARTICIPANT CONTRIBUTIONS

         4.01 PARTICIPANT VOLUNTARY CONTRIBUTIONS. The Plan does not permit nor require Participant nondeductible contributions.

         4.02     PARTICIPANT VOLUNTARY CONTRIBUTIONS - SPECIAL
DISCRIMINATION TEST.  (Reserved]

         4.03 PARTICIPANT ROLLOVER CONTRIBUTIONS. Any Participant employed on or before December 31, 1992, with the Employer's written consent and after filing with the Trustee the form prescribed by the Advisory Committee, may contribute cash or other property to the Trust other than as a voluntary contribution if the contribution is a "rollover contribution" which the Code permits an employee to transfer either directly or indirectly from one qualified plan to another qualified plan. Before accepting a rollover contribution, the Trustee may require an Employee to furnish satisfactory evidence that the proposed transfer is in fact a "rollover contribution" which the Code permits an employee to make to a qualified plan. A rollover contribution is not an Annual Addition under
Part 2 of Article III.

         The Trustee will invest the rollover contribution in a segregated investment Account for the Participant's sole benefit unless the Trustee, in its sole discretion, agrees to invest the rollover contribution as part of the Trust Fund. The Trustee will not have any investment responsibility with respect to a Participant's segregated rollover Account. The Participant, however, from time to time, may direct the Trustee in writing as to the investment of his segregated rollover Account in property, or property interests, of any kind, real, personal or mixed; provided however, the Participant may not direct the Trustee to make loans to his Employer. A Participant's segregated rollover Account alone will bear any extraordinary expenses resulting from investments made at the direction of the Participant. As of the Accounting Date (or other valuation date) for each Plan Year, the Advisory Committee will allocate and credit the net income (or net loss) from a Participant's segregated rollover Account and the increase or decrease in the fair market value of the assets of a segregated Account solely to that Account. The Trustee is not liable nor responsible for any loss resulting to any Beneficiary, nor to any Participant, by reason of any sale or investment made or other action taken pursuant to and in accordance with the direction of the Participant. In all other respects, the Trustee will hold, administer and distribute a rollover contribution in the same manner as any Employer contribution made to the Trust.

         An eligible Employee, prior to satisfying the Plan's eligibility conditions, may make a rollover contribution to the Trust to the same extent and in the same manner as a Participant. If an Employee makes a rollover contribution to the Trust prior to satisfying the Plan's eligibility conditions, the Advisory Committee and Trustee must treat the Employee as a Participant for all purposes of the Plan except (1) the Employee is not a Participant for purposes of sharing in Employer contributions or Participant forfeitures under the Plan until he actually becomes a Participant in the Plan and (2) the Employee is not a Participant for purposes of determining eligibility to request a hardship withdrawal under Article XIV until he actually becomes a Participant in the Plan. If the Employee has a Separation from Service prior to becoming a Participant, the Trustee will distribute his rollover contribution Account to him as if it were an Employer contribution Account.

         4.04 PARTICIPANT CONTRIBUTION - FORFEITABILITY. A Participant's Accrued Benefit is, at all times, one hundred percent (100%) Nonforfeitable to the extent the value of his Accrued Benefit is derived from Participant contributions made by him to the Trust for his own benefit.

         4.05 PARTICIPANT CONTRIBUTION WITHDRAWAL/DISTRIBUTION.  A
Participant, by giving prior written notice to the Trustee, may withdraw all or any part of the value of his Accrued Benefit derived from his Participant contributions described in this Article IV; provided, however, that a Participant may not withdraw any part of the value of his Accrued Benefit attributable to a Participant rollover contribution made by him to the Trust. A Participant may not exercise his right to withdraw the value of his Accrued Benefit derived from his Participant contributions (other than rollover contributions) more than once during any Plan Year. The Trustee, in accordance with the direction of the Advisory Committee, shall distribute a Participant's unwithdrawn Accrued Benefit attributable to his Participant contributions at the same time the Trustee distributes the Participant's Accrued Benefit attributable to Employer contributions.

         4.06 PARTICIPANT CONTRIBUTION - ACCRUED BENEFIT. The Advisory Committee must maintain, or must direct the Trustee to maintain, a separate Account(s) in the name of each Participant to reflect the Participant's Accrued Benefit under the Plan derived from his Participant contributions. A Participant's Accrued Benefit derived from his Participant contributions as of any applicable date is the balance of his separate Participant contribution Account(s).

         This Plan includes deductible employee contributions ("DECs") made for certain taxable years beginning prior to January 1, 1987. The Advisory Committee will continue to maintain a separate accounting for the Participant's Accrued Benefit attributable to DECs, including DECs which are part of a rollover contribution described in Section 4.03. The Advisory Committee will treat the accumulated DECs as part of the Participant's Accrued Benefit for all purposes of the Plan, except for purposes of determining the top heavy ratio under
Section 1.29. The Participant may not apply any portion of his accumulated deductible employee contributions to the purchase of life insurance.


                                    ARTICLE V
                  TERMINATION OF SERVICE - PARTICIPANT VESTING

         5.01 NORMAL RETIREMENT AGE; EARLY RETIREMENT. A Participant's Normal Retirement Age is 65 years of age. However, a Participant who has attained age 60 may elect to retire early as of any date thereafter. A Participant who remains in the employ of the Employer after attaining Normal Retirement Age will continue to participate in Employer contributions. A Participant's Accrued Benefit derived from Employer contributions is 100% Nonforfeitable upon and after his attaining Normal Retirement Age (if employed by the Employer on or after that date).

         5.02 PARTICIPANT DISABILITY OR DEATH. If a Participant's employment with the Employer terminates as a result of death or disability, the Participant's Accrued Benefit derived from Employer contributions will be 100% Nonforfeitable.

         5.03 VESTING SCHEDULE. A Participant's Accrued Benefit derived from Employer contributions shall be one hundred percent (100%) Nonforfeitable upon and after his attaining Normal Retirement Age (if employed by the Employer on or after that date), or if his employment terminates as a result of death, disability or early retirement pursuant to Section 5.01. At any other time, for each Year of Service, a Participant's Nonforfeitable percentage of his Accrued Benefit derived from Employer contributions equals the percentage in the following vesting schedule:

                  Years of Service                     Percent of Nonforfeitable
                 with the employer                         accrued benefit
                 ----------------                      -------------------------
                     Less than 1                                 None
                         1                                        10%
                         2                                        20%
                         3                                        30%
                         4                                        40%
                         5                                        60%
                         6                                        80%
                         7 or more                                100%

         For any Plan Year for which the Plan is a top heavy Plan (as defined in Section 1.29), the Advisory Committee will calculate a Participant's Nonforfeitable percentage of his Accrued Benefit under the following schedule:

                  Years of Service                     Percent of Nonforfeitable
                 with the employer                         accrued benefit
                 -----------------                    -------------------------
                     Less than 2                                None
                        2                                        20%
                        3                                        40%
                        4                                        60%
                        5                                        80%
                        6 or more                                100%

         The Advisory Committee will apply the top heavy schedule to Participants who earn at least one Hour of Service after the top heavy schedule becomes effective. A shift between vesting schedules under this Section 5.03 is an amendment to the vesting schedule and the Advisory Committee must apply the rules of Section 7.05 accordingly. A shift to a new vesting schedule under this Section 5.03 is effective on the first day of the Plan Year for which the top heavy status of the Plan changes.

         5.04 CASH-OUT DISTRIBUTIONS TO PARTIALLY-VESTED PARTICIPANTS/RESTORATION OF FORFEITED ACCRUED BENEFIT. If, pursuant to Article VI, a partially-vested Participant receives a cash-out distribution before he incurs a Forfeiture Break in Service (as defined in Section 5.08), the cash-out distribution will result in an immediate forfeiture of the non-vested portion of the Participant's Accrued Benefit derived from Employer contributions. See
Section 5.09. A partially-vested Participant is a Participant whose Nonforfeitable Percentage determined under Section 5.03 is less than 100%. A cash-out distribution is a distribution of the entire present value of the Participant's Nonforfeitable Accrued Benefit.

(A) RESTORATION AND CONDITIONS UPON RESTORATION. A partially-vested Participant who is reemployed by the Employer after receiving a cash-out distribution of the Nonforfeitable percentage of his Accrued Benefit may repay the Trustee the amount of the cash-out distribution attributable to Employer contributions, unless the Participant no longer has a right to restoration under the requirements of this Section 5.04. If a partially-vested Participant makes the cash-out distribution repayment, the Advisory Committee, subject to the conditions of this paragraph (A), must restore his Accrued Benefit attributable to Employer contributions to the same dollar amount as the dollar amount of his Accrued Benefit on the Accounting Date, or other valuation date, immediately preceding the date of the cash-out distribution, unadjusted for any gains or losses occurring subsequent to that Accounting Date, or other valuation date. Restoration of the Participant's Accrued Benefit includes restoration of all Code ss.411(d)(6) protected benefits with respect to that restored Accrued Benefit, in accordance with applicable Treasury regulations. The Advisory Committee will not restore a reemployed Participant's Accrued Benefit under this paragraph if:

                  (1) Five (5) years have elapsed since the Participant's first reemployment date following the cash-out distribution; or

                  (2) The Participant incurred a Forfeiture Break in Service (as defined in Section 5.08). This condition also applies if the Participant makes repayment within the Plan Year in which he incurs the Forfeiture Break in Service and that Forfeiture Break in Service would result in a complete forfeiture of the amount the Advisory Committee otherwise would restore.

(B) TIME AND METHOD OF RESTORATION. If neither of the two conditions preventing restoration of the Participant's Accrued Benefit applies, the Advisory Committee will restore the Participant's Accrued Benefit as of the Plan Year Accounting Date coincident with or immediately following the repayment. To restore the Participant's Accrued Benefit, the Advisory Committee, to the extent necessary, will allocate to the Participant's Account:

                  (1) First, the amount, if any, of Participant forfeitures the Advisory Committee would otherwise allocate under Section 3.05;

                  (2) Second, the amount, if any, of the Trust Fund net income or gain for the Plan Year; and

                  (3) Third, the Employer contribution for the Plan Year to the extent made under a discretionary formula.

         To the extent the amounts described in clauses (1), (2) and (3) are insufficient to enable the Advisory Committee to make the required restoration, the Employer must contribute, without regard to any requirement or condition of
Section 3.01, the additional amount necessary to enable the Advisory Committee to make the required restoration. If, for a particular Plan Year, the Advisory Committee must restore the Accrued Benefit of more than one reemployed Participant, then the Advisory Committee will make the restoration allocation(s) to each such Participant's Account in the same proportion that a Participant's restored amount for the Plan Year bears to the restored amount for the Plan Year of all reemployed Participants. The Advisory Committee will not take into account the allocation under this Section 5.04 in applying the limitation on allocations under Part 2 of Article III.

(C) 0% VESTED PARTICIPANT. The deemed cash-out rule applies to a 0% vested Participant. A 0% vested Participant is a Participant whose Accrued Benefit derived from Employer contributions is entirely forfeitable at the time of his Separation from Service. Under the deemed cash-out rule, the Advisory Committee will treat the 0% vested Participant as having received a cash-out distribution on the first day of the Plan Year immediately following the Plan Year in which he separates from Service. For purposes of applying the restoration provisions of this Section 5.04, the Advisory Committee will treat the 0% vested Participant as repaying his cash-out "distribution" on the first date of his reemployment with the Employer.

         5.05 SEGREGATED ACCOUNT FOR REPAID AMOUNT. Until the Advisory Committee restores the Participant's Accrued Benefit, as described in Section 5.04, the Trustee will invest the cash-out amount the Participant has repaid in a segregated Account maintained solely for that Participant. The Trustee must invest the amount in the Participant's segregated Account in Federally insured interest bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. Until commingled with the balance of the Trust Fund on the date the Advisory Committee restores the Participant's Accrued Benefit, the Participant's segregated Account remains a part of the Trust, but it alone shares in any income it earns and it alone bears any expense or loss it incurs. Unless the repayment qualifies as a rollover contribution, the Advisory Committee will direct the Trustee to repay to the Participant as soon as is administratively practicable the full amount of the Participant's segregated Account if the Advisory Committee determines either of the conditions of Section 5.04(A) prevents restoration as of the applicable Accounting Date, notwithstanding the Participant's repayment.

         5.06 YEAR OF SERVICE - VESTING. For purposes of vesting under Section 5.03, Year of Service means any Plan Year during which an Employee completes not less than 1,000 Hours of Service with the Employer. Notwithstanding the foregoing, Years of Service for vesting earned by

Participants under the United Micrographic Systems, Inc. Profit Sharing Plan shall be counted as "Years of Service" for vesting under this Plan. In addition, a Participant who was employed by United Micrographic Systems, Inc. and who completed one thousand (1,000) Hours of Service during the calendar year 1989 and completed one thousand (1,000) Hours of Service from November 1, 1988, to October 31, 1989, shall be entitled to two (2) Years of Service for vesting for such vesting computation periods in accordance with the requirements of DOL Reg. ss.2530.203-2(c).

         5.07 BREAK IN SERVICE - VESTING. For purposes of this Article V, a Participant incurs a "Break in Service" if during any Plan Year he does not complete more than 500 Hours of Service with the Employer.

         5.08 INCLUDED YEARS OF SERVICE - VESTING. For purposes of determining "Years of Service" under Section 5.06, the Plan takes into account all Years of Service an Employee completes with the Employer, except any Year of Service during the period the Employer did not maintain this Plan or a predecessor Plan. For the sole purpose of determining a Participant's Nonforfeitable percentage of his Accrued Benefit derived from Employer contributions which accrued for his benefit prior to a Forfeiture Break in Service, the Plan disregards any Year of Service after the Participant first incurs a Forfeiture Break in Service. The Participant incurs a Forfeiture Break in Service when he incurs 5 consecutive Breaks in Service.

         5.09 FORFEITURE OCCURS. A Participant's forfeiture, if any, of his Accrued Benefit derived from Employer contributions occurs under the Plan on the earlier of:

                  (a) The last day of the Plan Year in which the Participant first incurs a Forfeiture Break in Service; or

                  (b) The date the Participant receives a cash-out distribution.

         The Advisory Committee determines the percentage of a Participant's Accrued Benefit forfeiture, if any, under this Section 5.09 solely by reference to the vesting schedule of Section 5.03. A Participant will not forfeit any portion of his Accrued Benefit for any other reason or cause except as expressly provided by this Section 5.09 or as provided under Section 9.12.


                                   ARTICLE VI
                     TIME AND METHOD OF PAYMENT OF BENEFITS

         6.01 TIME OF PAYMENT OF ACCRUED BENEFIT. Unless, pursuant to Section 6.03, the Participant or the Beneficiary elects in writing to a different time or method of payment, the Advisory Committee will direct the Trustee to commence distribution of a Participant's Nonforfeitable Accrued Benefit in accordance with this Section 6.01. A Participant must consent, in writing, to any distribution required under this Section 6.01 if the present value of the Participant's Nonforfeitable Accrued Benefit, at the time of the distribution to the Participant, exceeds $3,500 and the Participant has not attained the later of Normal Retirement Age or age 62. Furthermore, the Participant's spouse also must consent, in writing, to any distribution, for which Section 6.04 requires the spouse's consent. For all purposes of this Article VI, the term "annuity starting date" means the first day of the first period for which the Plan pays an amount as an annuity or in any other form. A distribution date under this Article VI, unless otherwise specified within the Plan, is March 31 or as soon as administratively practicable following a distribution date. For purposes of the consent requirements under this Article VI, if the present value of the Participant's Nonforfeitable Accrued Benefit, at the time of any distribution, exceeds $3,500, the Advisory Committee must treat that present value as exceeding $3,500 for purposes of all subsequent Plan distributions to the Participant.

(A) TERMINATION OF EMPLOYMENT FOR A REASON OTHER THAN DEATH. For a Participant who terminates employment with the Employer for a reason other than death, the Advisory Committee will direct the Trustee to commence distribution of the Participant's Accrued Benefit, as follows:

                  (1) PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT NOT EXCEEDING $3,500. In a lump sum, on the first distribution date after the close of the Plan Year during which the Participant separated from Service, but in no event later than the 60th day following the close of the Plan Year in which the Participant attains Normal Retirement Age. If the Participant has attained Normal Retirement Age when he separates from Service, the distribution will occur no later than the 60th day following the close of the Plan Year in which the Participant's Separation from Service occurs. In the case of a Participant who separates from Service between January 1 and September 30, and who has attained age 55 on or before the date of his Separation from Service, the Participant may elect to have the Trustee commence distribution as of the 30th day after the end of the calendar quarter in which his Separation from Service occurs, or as soon as administratively practicable thereafter.

                  (2) PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT EXCEEDS $3,500. In a form and at the time elected by the Participant, pursuant to Section 6.03. In the absence of an election by the Participant, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in a lump sum (or, if applicable, the normal annuity form of distribution required under
         Section 6.04), on the 60th day following the close of the Plan Year in which the latest of the following events occurs: (a) the Participant attains Normal Retirement Age; (b) the Participant attains age 62; or
         (c) the Participant separates from Service.

(B) REQUIRED BEGINNING DATE. If any distribution commencement date described under Paragraph (A) of this Section 6.01, either by Plan provision or by Participant election (or non-election), is later than the Participant's Required Beginning Date, the Advisory Committee instead must direct the Trustee to make distribution under this Section 6.01 on the Participant's Required Beginning Date. A Participant's Required Beginning Date is the April 1 following the close of the calendar year in which the Participant attains age 70 1/2. However, if the Participant, prior to incurring a separation from Service, attained age 70 1/2 by January 1, 1988, and, for the five Plan Year period ending in the calendar year in which he attained age 70 1/2 and for all subsequent years, the Participant was not a more than 5% owner (as defined in Section 1.07(a)), the Required Beginning Date is the April 1 following the close of the calendar year in which the Participant separates from Service or, if earlier, the earlier of (1) April 1, 1990 or (2) the April 1 following the close of the calendar year in which the Participant becomes a more than 5% owner. Furthermore, if a Participant who was not a more than 5% owner attained age 70 1/2 during 1988 and did not incur a Separation from Service prior to January 1, 1989, his Required Beginning Date is April 1, 1990. The mandatory distribution at the Participant's Required Beginning Date, will be in lump sum unless the Participant, pursuant to the provisions of this Article VI, makes a valid election to receive an alternative form of payment.

(C) DEATH OF THE PARTICIPANT. The Advisory Committee will direct the Trustee, in accordance with this Section 6.01(C), to distribute to the Participant's Beneficiary the Participant's Nonforfeitable Accrued Benefit remaining in the Trust at the time of the Participant's death. Subject to the requirements of
Section 6.04, the Advisory Committee will determine the death benefit by reducing the Participant's Nonforfeitable Accrued Benefit by any security interest the Plan has against that Nonforfeitable Accrued Benefit by reason of an outstanding Participant loan.

                  (1) DECEASED PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT DOES NOT EXCEED $3,500. The Advisory Committee, subject to the requirements of Section 6.04, must direct the Trustee to pay the deceased Participant's Nonforfeitable Accrued Benefit in a single cash sum, as soon as administratively practicable following the Participant's death or, if later, the date on which the Advisory Committee receives notification of or otherwise confirms the Participant's death.

                  (2) DECEASED PARTICIPANT'S NONFORFEITABLE ACCRUED BENEFIT EXCEEDS $3,500. The Advisory Committee will direct the Trustee to distribute the deceased Participant's Nonforfeitable Accrued Benefit at the time and in the form elected by the Participant or, if applicable by the Beneficiary, as permitted under this Article VI. In the absence of an election, subject to the requirements of Section 6.04, the Advisory Committee will direct the Trustee to distribute the Participant's undistributed Nonforfeitable Accrued Benefit in a lump sum on the first distribution date following the close of the Plan Year in which the Participant's death occurs or, if later, the first distribution date following the date the Advisory Committee receives notification of or otherwise confirms the Participant's death.

         If the death benefit is payable to the Participant's surviving spouse in full, the surviving spouse, in addition to the distribution options provided in this Section 6.01(C), may elect distribution at any time or in any form (other than the joint and survivor annuity) this Article VI would permit for a Participant.

(D) SPECIAL DISTRIBUTION DATE. Notwithstanding any other provision of this Plan, each VRSG Participant, Lincoln Participant, Continuum Participant and Midland Participant (all as defined in

Article XI) may elect to have the Trustee commence distribution of his Nonforfeitable Accrued Benefit as of the Special Distribution Date. The "Special Distribution Date" is January 31, 1997, or as soon as administratively practicable thereafter.

         6.02 METHOD OF PAYMENT OF ACCRUED BENEFIT. Subject to the annuity distribution requirements, if any, prescribed by Section 6.04, and any restrictions prescribed by Section 6.03, a Participant or Beneficiary may elect distribution under one, or any combination, of the following methods: (a) by payment in a lump sum; or (b) by payment in monthly, quarterly or annual installments over a fixed reasonable period of time, not exceeding the life expectancy of the Participant, or the joint life and last survivor expectancy of the Participant and his Beneficiary.

         The distribution options permitted under this Section 6.02 are available only if the present value of the Participant's Nonforfeitable Accrued Benefit, at the time of the distribution to the Participant, exceeds $3,500. To facilitate installment payments under this Article VI, the Advisory Committee may direct the Trustee to segregate all or any part of the Participant's Accrued Benefit in a separate Account. The Trustee will invest the Participant's segregated Account in Federally insured interest bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated Account remains a part of the Trust, but it alone shares in any income it earns, and it alone bears any expense or loss it incurs. A Participant or Beneficiary may elect to receive an installment distribution in the form of a Nontransferable Annuity Contract. Under an installment distribution, the Participant or Beneficiary, at any time, may elect to accelerate the payment of all, or any portion, of the Participant's unpaid Nonforfeitable Accrued Benefit, subject to the requirements of Section 6.04.

(A) MINIMUM DISTRIBUTION REQUIREMENTS FOR PARTICIPANTS. The Advisory Committee may not direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit, nor may the Participant elect to have the Trustee distribute his Nonforfeitable Accrued Benefit, under a method of payment which, as of the Required Beginning Date, does not satisfy the minimum distribution requirements under Code ss.401(a)(9) and the applicable Treasury regulations. The minimum distribution for a calendar year equals the Participant's Nonforfeitable Accrued Benefit as of the latest valuation date preceding the beginning of the calendar year divided by the Participant's life expectancy or, if applicable, the joint life and last survivor expectancy of the Participant and his designated Beneficiary (as determined under Article VIII, subject to the requirements of the Code ss.401(a)(9) regulations). The Advisory Committee will increase the Participant's Nonforfeitable Accrued Benefit, as determined on the relevant valuation date, for contributions or forfeitures allocated after the valuation date and by December 31 of the valuation calendar year, and will decrease the valuation by distributions made after the valuation date and by December 31 of the valuation calendar year. For purposes of this valuation, the Advisory Committee will treat any portion of the minimum distribution for the first distribution calendar year made after the close of that year as a distribution occurring in that first distribution calendar year. In computing a minimum distribution, the Advisory Committee must use the unisex life expectancy multiples under Treas. Reg. ss.1.72-9. The Advisory Committee, only upon the Participant's written request, may compute the minimum distribution for a calendar year subsequent to the first calendar year for which the Plan requires a minimum distribution by redetermining the applicable life expectancy. However, the Advisory Committee may not redetermine the joint life and last survivor expectancy of the Participant and a non-spouse designated Beneficiary in a manner which takes into account any adjustment to a life expectancy other than the Participant's life expectancy.

         If the Participant's spouse is not his designated Beneficiary, a method of payment to the Participant (whether by Participant election or by Advisory Committee direction) may not provide more than incidental benefits to the Beneficiary. For Plan Years beginning after December 31, 1988, the Plan must satisfy the minimum distribution incidental benefit ("MDIB") requirement in the Treasury regulations issued under Code ss.401(a)(9) for distributions made on or after the Participant's Required Beginning Date and before the Participant's death. To satisfy the MDIB requirement, the Advisory Committee will compute the minimum distribution required by this Section 6.02(A) by substituting the applicable MDIB divisor for the applicable life expectancy factor, if the MDIB divisor is a lesser number. Following the Participant's death, the Advisory Committee will compute the minimum distribution required by this Section 6.02(A) solely on the basis of the applicable life expectancy factor and will disregard the MDIB factor. For Plan Years beginning prior to January 1, 1989, the Plan satisfies the incidental benefits requirement if the distributions to the Participant satisfied the MDIB requirement or if the present value of the retirement benefits payable solely to the Participant is greater than 50% of the present value of the total benefits payable to the Participant and his Beneficiaries. The Advisory Committee must determine whether benefits to the Beneficiary are incidental as of the date the Trustee is to commence payment of the retirement benefits to the Participant, or as of any date the Trustee redetermines the payment period to the Participant.

         The minimum distribution for the first distribution calendar year is due by the Participant's Required Beginning Date. The minimum distribution for each subsequent distribution calendar year, including the calendar year in which the Participant's Required Beginning Date falls, is due by December 31 of that year. If the Participant receives distribution in the form of a Nontransferable Annuity Contract, the distribution satisfies this Section 6.02(A) if the contract complies with the requirements of Code ss.401(a) (9) and the applicable Treasury regulations.

(B) MINIMUM DISTRIBUTION REQUIREMENTS FOR BENEFICIARIES. The method of distribution to the Participant's Beneficiary must satisfy Code ss.401(a)(9) and the applicable Treasury regulations. If the Participant's death occurs after his Required Beginning Date or, if earlier, the date the Participant commences an irrevocable annuity pursuant to Section 6.04, the method of payment to the Beneficiary must provide for completion of payment over a period which does not exceed the payment period which had commenced for the Participant. If the Participant's death occurs prior to his Required Beginning Date, and the Participant had not commenced an irrevocable annuity pursuant to Section 6.04, the method of payment to the Beneficiary, subject to Section 6.04, must provide for completion of payment to the Beneficiary over a period not exceeding: (i) 5 years after the date of the Participant's death; or (ii) if the Beneficiary is a designated Beneficiary, the designated Beneficiary's life expectancy. The Advisory Committee may not direct payment of the Participant's Nonforfeitable Accrued Benefit over a period described in clause (ii) unless the Trustee will commence payment to the designated Beneficiary no later than the December 31 following the close of the calendar year in which the Participant's death occurred or, if later, and the designated Beneficiary is the Participant's surviving spouse, December 31 of the calendar year in which the Participant would have attained age 70 1/2. If the Trustee will make distribution in accordance with clause
(ii), the minimum distribution for a calendar year equals the Participant's Nonforfeitable Accrued Benefit as of the latest valuation date preceding the beginning of the calendar year divided by the designated Beneficiary's life expectancy. The Advisory Committee must use the unisex life expectancy multiples under Treas. Reg. ss.1.72-9 for purposes of applying this paragraph. The Advisory Committee, only upon the written request of the Participant or of the Participant's surviving spouse, may recalculate the life expectancy of the Participant's surviving spouse not more frequently than annually, but may not recalculate the life expectancy of a non-spouse designated Beneficiary after the Trustee commences payment to the designated Beneficiary. The Advisory Committee will apply this paragraph by treating any amount paid to the Participant's child, which becomes payable to the Participant's surviving spouse upon the child's attaining the age of majority, as paid to the Participant's surviving spouse. Upon the Beneficiary's written request, the Advisory Committee must direct the Trustee to accelerate payment of all, or any portion, of the Participant's unpaid Accrued Benefit, as soon as administratively practicable following the effective date of that request.

         6.03 BENEFIT PAYMENT ELECTIONS. Not earlier than 90 days before nor later than 30 days before the Participant's annuity starting date, the Plan Administrator must provide a benefit notice to a Participant who is eligible to make an election under this Section 6.03. The benefit notice must explain the optional forms of benefit in the Plan, including the material features and relative values of those options, and the Participant's right to defer distribution until he attains the later of Normal Retirement Age or age 62.

         If a distribution is one to which the qualified joint and survivor annuity or preretirement survivor annuity requirements of Code ss.ss.401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the benefit notice is given, provided that:

                  (1) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                  (2) the Participant, after receiving the notice, affirmatively elects a distribution.

         If a Participant or beneficiary makes an election prescribed by this
Section 6.03, the Advisory Committee will direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in accordance with that election. Any election under this Section 6.03 is subject to the requirements of Section
6.02 and of Section 6.04. The Participant or Beneficiary must make an election under this Section 6.03 by filing his election form with the Advisory Committee at any time before the Trustee otherwise would commence to pay a Participant's Accrued Benefit in accordance with the requirements of Article VI.

(A) PARTICIPANT ELECTIONS AFTER TERMINATION OF EMPLOYMENT. If the present value of a Participant's Nonforfeitable Accrued Benefit exceeds $3,500, he may elect to have the Trustee commence distribution as of any distribution date, but not earlier than the first distribution date after the close of the Plan Year in which the Participant's Separation from Service occurs. The Participant may reconsider an election at any time prior to the annuity starting date and elect to commence distribution as of any other distribution date, but not earlier than the date described in the first sentence of this paragraph (A). In the case of a Participant who separates from Service between January 1 and September 30 and who has attained age 55 on or before the date of his Separation from Service, the Participant, in addition to the benefit payment elections provided for in the first two sentences of this Paragraph (A), shall have the right to elect to have the Trustee commence distribution as of the 30th day after the end of the calendar quarter in which his Separation from Service occurs, or as soon as administratively practicable thereafter. A Participant who has separated from Service, may elect distribution as of any distribution date following his attainment of Normal Retirement Age, irrespective of the restrictions otherwise applicable under this Section 6.03(A). If the Participant is partially-vested in his Accrued Benefit, an election under this paragraph (A) to distribute prior to the Participant's incurring a Forfeiture Break in Service (as defined in Section 5.08), must be in the form of a cash-out distribution (as defined in Article V). A Participant may not receive a cash-out distribution if, prior to the time the Trustee actually makes the cash-out distribution, the Participant returns to employment with the Employer.

(B) PARTICIPANT ELECTIONS PRIOR TO TERMINATION OF EMPLOYMENT.

         (1) AT NORMAL RETIREMENT AGE. After a Participant attains Normal Retirement Age, the Participant, until he retires, has a continuing election to receive all or any portion of his Accrued Benefit. A Participant must make an election under this paragraph on a form prescribed by the Advisory Committee at any time during the Plan Year for which his election is to be effective. In his written election, the Participant must specify the percentage or dollar amount he wishes the Trustee to distribute to him. The Participant's election relates solely to the percentage or dollar amount specified in his election form and his right to elect to receive an amount, if any, for a particular Plan Year greater than the dollar amount or percentage specified in his election form terminates on the Accounting Date. The Trustee must make a distribution to a Participant in accordance with his election under this paragraph within the 90 day period (or as soon as administratively practicable) after the Participant files his written election with the Trustee. The Trustee will distribute the balance of the Participant's Accrued Benefit not distributed pursuant to his election(s) in accordance with the other distribution provisions of this Plan.

         (2) PRIOR TO NORMAL RETIREMENT AGE. For purposes of this paragraph, the terms "eligible retirement plan," "direct rollover" and eligible rollover distribution" shall have the meanings ascribed to them in Section 6.08. Any Participant who has attained 59 1/2 and has at least five Years of Service, until he retires, has a continuing election to direct the Trustee to pay directly to an eligible retirement plan specified by the Participant in a direct rollover all or any portion, with a minimum portion of 20%, of his Nonforfeitable Accrued Benefit, provided that the payment is an eligible rollover distribution. A Participant may make an election under this paragraph on a form prescribed by the Advisory Committee at any time during the Plan Year for which his election is to be effective. In his written election, the Participant must specify the percentage or dollar amount he wishes the Trustee to distribute. The Participant's election relates solely to the percentage or dollar amount specified in his election form and his right to elect to have directly rolled over an amount, if any, for a particular Plan Year greater than the dollar amount or percentage specified in his election form terminates on the Accounting Date. The Trustee must pay the amount specified by the Participant in a direct rollover in accordance with the Participant's election under this paragraph within the 90 day period (or as soon as administratively practicable) after the Participant files his written election with the Trustee. The Trustee will distribute the balance of the Participant's Accrued Benefit not distributed pursuant to his election(s) under this Section 6.03(B) in accordance with the other distribution provisions of this Plan.

         If the Trustee makes a distribution (other than a cash-out distribution described in Section 5.04) to a partially-vested Participant pursuant to this
Section 6.03(B), the Advisory Committee will establish a separate Account for the Participant's Accrued Benefit. At any relevant time following the distribution, the Advisory Committee will determine the Participant's Nonforfeitable Accrued Benefit derived from Employer contributions in accordance with the following formula: (P(AB + (RxD)) - (RxD).

         To apply this formula, "P" is the Participant's current vesting percentage at the relevant time, "AB" is the Participant's Employer-derived Accrued Benefit at the relevant time, "R" is the ratio of distribution and "D" is the amount of the earlier distribution.

(C) DEATH BENEFIT ELECTIONS. If the present value of the deceased Participant's Nonforfeitable Accrued Benefit exceeds $3,500, the Participant's Beneficiary may elect to have the Trustee distribute the Participant's Nonforfeitable Accrued Benefit in a form and within a period permitted under Section 6.02. The Beneficiary's election is subject to any restrictions designated in writing by the Participant and not revoked as of his date of death.

(D) TRANSITIONAL ELECTIONS. Notwithstanding the provisions of Sections 6.01 and 6.02, if the Participant (or Beneficiary) signed a written distribution designation prior to January 1, 1984, the Advisory Committee must distribute the Participant's Nonforfeitable Accrued Benefit in accordance with that designation, subject however, to the requirements, if applicable, of Sections 6.04, 6.05 and 6.06. This Section 6.03(D) does not apply to a pre-1984 distribution designation, and the Advisory Committee will not comply with that designation, if any of the following applies: (1) the method of distribution would have disqualified the Plan under Code ss.401(a)(9) as in effect on December 31, 1983; (2) the Participant did not have an Accrued Benefit as of December 31, 1983; (3) the distribution designation does not specify the timing and form of the distribution and the death Beneficiaries (in order of priority);
(4) the substitution of a Beneficiary modifies the payment period of the distribution; or (5) the Participant (or Beneficiary) modifies or revokes the distribution designation. In the event of a revocation, the Plan must distribute, no later than December 31 of the calendar year following the year of revocation, the amount which the Participant would have received under Section 6.02(A) if the election had not been in effect or, if the Beneficiary revokes the election, the amount which the Beneficiary would have received under Section 6.02(B) if the election had not been in effect. The Advisory Committee will apply this Section 6.03(D) to rollovers and transfers in accordance with Part J of the Code ss.401(a)(9) regulations.

(E) SPECIAL DISTRIBUTION RULES FOR DEFERRAL CONTRIBUTIONS ACCOUNT. The distribution provisions in Section 6.03(B) shall not apply to the Deferral Contributions Accounts of, or any Deferred Income Contributions under the Prior Plan (as defined in Section 17.01) made with respect to, Participants in the Policyholder Service Corporation Retirement Plan which was merged with this Plan on December 31, 1991. Instead, the distribution provisions in this Section 6.03(E) shall apply to withdrawals from the Deferral Contributions Account or from Deferred Income Contributions by a Participant who has not separated from Service with the Employer. The Participant, until he retires, may elect to receive a distribution from his Deferral Contributions Account or from Deferred Income Contributions if: (I) he has attained age 59-1/2; or (ii) he incurs an immediate and heavy financial hardship. The distribution event under clause (I) applies to all or any portion of the Participant's Deferral Contributions Account or Deferred Income Contributions. The distribution event under clause
(II) applies to all or any portion of the Participant's Deferral Contributions Account or Deferred Income Contributions, except: (i) any portion derived from earnings on the Participant's elective deferrals credited after December 31, 1988; and (ii) to the extent used in the ADP test or in the ACP test, any portion derived from qualified Employer matching contributions and from qualified Employer nonelective contributions.

         A Participant must make a written election under this Section 6.03(E) on a form prescribed by the Advisory Committee between October 1 and November 1 for a distribution to be made on a distribution date of the following March 31 or between June 1 and July 1 for a distribution to be made on a distribution date of the following September 30. The distribution in accordance with the Participant's timely-filed written election will be made as soon as administratively practicable after the March 31 or September 30 distribution date specified in the election.

         A hardship distribution, as described in clause (II) is on account of an immediate and heavy financial need only if the distribution is for any of the following reasons: (1) medical expenses described in Code ss.213(d) incurred by the Participant, by the Participant's spouse, or by any of the Participant's dependents; (2) the purchase (excluding mortgage payments) of a principal residence for the Participant; (3) the payment of post-secondary education tuition, for the next semester or for the next quarter, for the Participant, for the Participant's spouse, or for any of the Participant's dependents; or (4) to prevent the eviction of the Participant from his principal residence or the foreclosure on the mortgage of the Participant's principal residence. A Participant's hardship distribution must not exceed the amount required to meet the need.

         The Participant may not receive a hardship distribution unless he has obtained all distributions and all nontaxable loans otherwise available under the Plan and under all other qualified plans maintained by the Employer. Furthermore, a Participant who receives a hardship distribution: (a) shall not have the right to make a deferral election under the 401(k) arrangement or to make Employee contributions under Section 4.01 for 12 months after receipt of the hardship distribution;

and (b) must agree to limit elective deferrals under this Plan and under any other qualified Plan maintained by the Employer, for the Participant's taxable year immediately following the taxable year of the hardship distribution, to the 402(g) limitation reduced by the amount of the Participant's elective deferrals made in the taxable year of the hardship distribution.

         After the Participant separates from Service with the Employer, the provisions of this Article VI other than this Section 6.03(E) shall apply to the distribution of the Participant's Accrued Benefit, including the portion attributable to his Deferral Contributions Account and Deferred Income Contributions.

         6.04 ANNUITY DISTRIBUTIONS TO PARTICIPANTS AND SURVIVING SPOUSES. The joint and survivor annuity requirements do not apply to this Plan. The Plan does not provide any annuity distributions to Participants nor to surviving spouses. A transfer agreement described in Section 11.05 may not permit a plan which is subject to the provisions of Code ss.417 to transfer assets to this Plan, unless the transfer is an elective transfer, as described in Section 11.05.

         6.05     WAIVER ELECTION - QUALIFIED JOINT AND SURVIVOR ANNUITY.
[Reserved]

         6.06     WAIVER ELECTION - PRERETIREMENT SURVIVOR ANNUITY. [Reserved]

         6.07 DISTRIBUTIONS UNDER DOMESTIC RELATIONS ORDERS. Nothing contained in this Plan prevents the Trustee, in accordance with the direction of the Advisory Committee, from complying with the provisions of a qualified domestic relations order (as defined in Code ss.414(p)). This Plan specifically permits distribution to an alternate payee under a qualified domestic relations order as of March 31, April 30, July 30 or October 30 of any Plan Year, irrespective of whether the Participant has attained his earliest retirement age (as defined under Code ss.414(p)) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of earliest retirement age is available only if:
(1) the order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; and (2) if the present value of the alternate payee's benefits under the Plan exceeds $3,500, and the order requires, the alternate payee consents to any distribution occurring prior to the Participant's attainment of earliest retirement age. Nothing in this Section 6.07 permits a Participant a right to receive distribution at a time otherwise not permitted under the Plan nor does it permit the alternate payee to receive a form of payment not permitted under the Plan.

         The Plan Administrator must establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Plan Administrator promptly will notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Plan Administrator must determine the qualified status of the order and must notify the Participant and each alternate payee, in writing, of its determination. The Plan Administrator must provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations.

         If any portion of the Participant's Nonforfeitable Accrued Benefit is payable during the period the Plan Administrator is making its determination of the qualified status of the domestic relations order, the Advisory Committee must make a separate accounting of the amounts payable. If the Plan Administrator determines the order is a qualified domestic relations order within 18 months of the date amounts first are payable following receipt of the order, the Advisory Committee will direct the Trustee to distribute the payable amounts in accordance with the order. If the Plan Administrator does not make its determination of the qualified status of the order within the 18 month determination period, the Advisory Committee will direct the Trustee to distribute the payable amounts in the manner the Plan would distribute if the order did not exist and will apply the order prospectively if the Plan Administrator later determines the order is a qualified domestic relations order.

         To the extent it is not inconsistent with the provisions of the qualified domestic relations order, the Advisory Committee may direct the Trustee to invest any partitioned amount in a segregated subaccount or separate account and to invest the account in Federally insured, interest-bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated subaccount remains a part of the Trust, but it alone shares in any income it earns, and it alone bears any expense or loss it incurs. The Trustee will make any payments or distributions required under this
Section 6.07 by separate benefit checks or other separate distribution to the alternate payee(s).

         6.08 ROLLOVER DISTRIBUTIONS. This Section 6.08 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. For purposes of this Section 6.08, the following definitions shall apply:

                  (a) "Eligible rollover distribution": An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  (b) "Eligible retirement plan": An eligible retirement plan is an individual retirement account described in section 4.08(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  (c) "Distributee": A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternative payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                  (d) "Direct rollover": A direct rollover is a payment by the Plan to an eligible retirement plan specified by the distributee.

                                   ARTICLE VII
                       EMPLOYER ADMINISTRATIVE PROVISIONS

         7.01 INFORMATION TO COMMITTEE. The Employer must supply current information to the Advisory Committee as to the name, date of birth, date of employment, annual compensation, leaves of absence, Years of Service and date of termination of employment of each Employee who is, or who will be eligible to become, a Participant under the Plan, together with any other information which the Advisory Committee considers necessary. The Employer's records as to the current information the Employer furnishes to the Advisory Committee are conclusive as to all persons.

         7.02 NO LIABILITY. The Employer assumes no obligation or responsibility to any of its Employees, Participants or Beneficiaries for any act of, or failure to act, on the part of its Advisory Committee (unless the Employer is the Advisory Committee), the Trustee or the Plan Administrator (unless the Employer is the Plan Administrator).

         7.03 INDEMNITY OF COMMITTEE. The Employer indemnifies and saves harmless the Plan Administrator and the members of the Advisory Committee, and each of them, from and against any and all loss resulting from liability to which the Plan Administrator and the Advisory Committee, or the members of the Advisory Committee, may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in their official capacities in the administration of this Trust of Plan or both, including all expenses reasonably incurred in their defense, in case the Employer fails to provide such defense. The indemnification provisions of this Section 7.03 do not relieve the Plan Administrator or any Advisory Committee member from any liability he may have under ERISA for breach of a fiduciary duty. Furthermore, the Plan Administrator and the Advisory Committee members and the Employer may execute a letter agreement further delineating the indemnification agreement of this Section 7.03, provided the letter agreement must be consistent with and must not violate ERISA. The indemnification provisions of this Section 7.03 extend to the Trustee solely to the extent provided by a letter agreement executed by the Trustee and the Employer.

         7.04 EMPLOYER DIRECTION OF INVESTMENT. The Employer has the right to direct the Trustee with respect to the investment and reinvestment of assets comprising the Trust Fund only if the Trustee consents in writing to permit such direction. If the Trustee consents to Employer direction of investment, the Trustee and the Employer must execute a letter agreement as a part of this Plan containing such conditions, limitations and other provisions they deem appropriate before the Trustee will follow any Employer direction as respects the investment or reinvestment of any part of the Trust Fund.

         7.05 AMENDMENT TO VESTING SCHEDULE. Though the Employer reserves the right to amend the vesting schedule at any time, the Advisory Committee will not apply the amended vesting schedule to reduce the Nonforfeitable percentage of any Participant's Accrued Benefit derived from Employer contributions (determined as of the later of the date the Employer adopts the amendment, or the date the amendment becomes effective) to a percentage less than the Nonforfeitable percentage computed under the Plan without regard to the amendment.

         If the Employer makes a permissible amendment to the vesting schedule, each Participant having at least 3 Years of Service with the Employer may elect to have the percentage of his Nonforfeitable Accrued Benefit computed under the Plan without regard to the amendment. For Plan Years beginning prior to January 1, 1989, the election described in the preceding sentence applies only to Participants having at least 5 Years of Service with the Employer. The Participant must file his election with the Plan Administrator within 60 days of the latest of (a) the Employer's adoption of the amendment; (b) the effective date of the amendment; or (c) his receipt of a copy of the amendment. The Plan Administrator, as soon as practicable, must forward a true copy of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment and notice of the time within which the Participant must make an election to remain under the prior vesting schedule. For purposes of this Section 7.05, an amendment to the vesting schedule includes any Plan amendment which directly or indirectly affects the computation of the Nonforfeitable percentage of an Employee's rights to his Employer derived Accrued Benefit.


                                  ARTICLE VIII
                      PARTICIPANT ADMINISTRATIVE PROVISIONS

         8.01 BENEFICIARY DESIGNATION. Any Participant may from time to time designate, in writing, any person or persons, contingently or successively, to whom the Trustee will pay his Accrued Benefit (including any life insurance proceeds payable to the Participant's Account) on event of his death and the Participant may designate the form and method of payment. The Advisory Committee will prescribe the form for the written designation of Beneficiary and, upon the

Participant's filing the form with the Advisory Committee, the form effectively revokes all designations filed prior to that date by the same Participant.

         A married Participant's Beneficiary designation is not valid unless the Participant's spouse consents, in writing, to the Beneficiary designation. The spouse's consent must acknowledge the effect of that consent and a notary public or the Plan Administrator (or his representative) must witness that consent. The spousal consent requirements of this paragraph do not apply if: (1) the Participant's spouse is the Participant's sole primary beneficiary, (2) it is established to the satisfaction of the Plan Administrator that the Participant's spouse cannot be located; (3) the Participant is legally separated or has been abandoned (within the meaning of state law) and the Participant has a court order to that effect; or (4) other circumstances exist under which the Secretary of the Treasury will excuse the consent requirement. If the Participant's spouse is legally incompetent to give consent, the spouse's legal guardian (even if the guardian is the Participant) may give consent.

         8.02 NO BENEFICIARY DESIGNATION. If a Participant fails to name a Beneficiary in accordance with Section 8.01, or if the Beneficiary named by a Participant predeceases him, then the Trustee will pay the Participant's Accrued Benefit in accordance with Section 6.02 in the following order of priority to:

                  (a) The Participant's surviving spouse;

                  (b) The Participant's surviving children, including adopted children, in equal shares;

                  (c) The Participant's surviving parents, in equal shares; or

                  (d) The legal representative of the estate of the Participant.

         The Advisory Committee will direct the Trustee as to the method and to whom the Trustee will make payment under this Section 8.02.

         8.03 PERSONAL DATA TO COMMITTEE. Each Participant and each Beneficiary of a deceased Participant must furnish to the Advisory Committee such evidence, data or information as the Advisory Committee considers necessary or desirable for the purpose of administering the Plan. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant will furnish promptly full, true and complete evidence, data and information when requested by the Advisory Committee, provided the Advisory Committee advises each Participant of the effect of his failure to comply with its request.

         8.04 ADDRESS FOR NOTIFICATION. Each Participant and each Beneficiary of a deceased Participant must file with the Advisory Committee from time to time, in writing, his post office address and any change of post office address. Any communication, statement or notice addressed to a Participant, or Beneficiary, at his last post office address filed with the Advisory Committee, or as shown on the records of the Employer, binds the Participant, or Beneficiary, for all purposes of this Plan.

         8.05 ASSIGNMENT OR ALIENATION. Subject to Code ss.414(p) relating to qualified domestic relations orders, neither a Participant nor a Beneficiary may anticipate, assign or alienate (either at law or in equity) any benefit provided under the Plan, and the Trustee will not recognize any such anticipation, assignment or alienation. Furthermore, a benefit under the Plan is not subject to attachment, garnishment, levy, execution or other legal or equitable process.

         8.06 NOTICE OF CHANGE IN TERMS. The Plan Administrator, within the time prescribed by ERISA and the applicable regulations, must furnish all Participants and Beneficiaries a summary description of any material amendment to the Plan or notice of discontinuance of the Plan and all other information required by ERISA to be furnished without charge.

         8.07 LITIGATION AGAINST THE TRUST. A court of competent jurisdiction may authorize any appropriate equitable relief to redress violations of ERISA or to enforce any provisions of ERISA or the terms of the Plan. A fiduciary may receive reimbursement of expenses properly and actually incurred in the performance of his duties with the Plan.

         8.08 INFORMATION AVAILABLE. Any Participant in the Plan or any Beneficiary may examine copies of the Plan description, latest annual report, any bargaining agreement, this Plan and Trust, contract or any other instrument under which the Plan was established or is operated. The Plan Administrator will maintain all of the items listed in this Section 8.08 in his office, or in such other place or places as he may designate from time to time in order to comply with the regulations issued under ERISA, for examination during reasonable business hours. upon the written request of a Participant or Beneficiary the Plan Administrator will furnish him with a copy of any item listed in this
Section 8.08. The Plan Administrator may make a reasonable charge to the requesting person for the copy so furnished.

         8.09 APPEAL PROCEDURE FOR DENIAL OF BENEFITS. The Plan Administrator will provide adequate notice in writing to any Participant or to any Beneficiary ("Claimant") whose claim for benefits under the Plan the Advisory Committee has denied. The Plan Administrator's notice to the Claimant must set forth:

                  (a) The specific reason for the denial;

                  (b) Specific references to pertinent Plan provisions on which the Advisory Committee based its denial;

                  (c) A description of any additional material and information needed for the Claimant to perfect his claim and an explanation of why the material or information is needed; and

                  (d) That any appeal the claimant wishes to make of the adverse determination must be in writing to the Advisory Committee within 75 days after receipt of the Plan Administrator's notice of denial of benefits. The Plan Administrator's notice must further advise the Claimant that his failure to appeal the action to the Advisory Committee in writing within the 75 day period will render the Advisory Committee's determination final, binding and conclusive.

         If the Claimant should appeal to the Advisory Committee, he, or his duly authorized representative, may submit, in writing, whatever issues and comments he, or his duly authorized representative, feels are pertinent. The Claimant, or his duly authorized representative, may review pertinent plan documents. The Advisory Committee will reexamine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Advisory Committee must advise the Claimant of its decision within 60 days of the Claimant's written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the 60 day limit unfeasible, but in no event may the Advisory Committee render a decision respecting a denial for a claim for benefits later than 120 days after its receipt of a request for review.

         The Plan Administrator's notice of denial of benefits must identify the name of each member of the Advisory Committee and the name and address of the Advisory Committee member to whom the claimant may forward his appeal.


                                   ARTICLE IX
        ADVISORY COMMITTEE-DUTIES WITH RESPECT TO PARTICIPANTS' ACCOUNTS

         9.01 MEMBERS' COMPENSATION, EXPENSES. The Employer must appoint an Advisory Committee to administer the Plan, the members of which may or may not be Participants in the Plan, or which may be the Plan Administrator acting alone. The members of the Advisory Committee will serve without compensation for services as such, but the Employer will pay all expenses of the Advisory Committee, including the expense for any bond required under ERISA.

         9.02 TERM. Each member of the Advisory Committee serves until the appointment of his successor.

         9.03 POWERS. In case of a vacancy in the membership of the Advisory Committee, the remaining members of the Advisory Committee may exercise any and all of the powers, authority, duties and discretion conferred upon the Advisory Committee pending the filling of the vacancy.

         9.04 GENERAL. The Advisory Committee has the following powers and duties:

                  (a) To select a Secretary, who need not be a member of the Advisory Committee;

                  (b) To determine the rights of eligibility of an Employee to participate in the Plan, the value of a Participant's Accrued Benefit and the Nonforfeitable percentage of each Participant's Accrued Benefit;

                  (c) To adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan provided the rules are not inconsistent with the terms of this Agreement;

                  (d) To construe and enforce the terms of the Plan and the rules and regulations it adopts, including interpretation of the Plan document and documents related to the Plan's operation;

                  (e) To direct the Trustee as respects the crediting and distribution of the Trust;

                  (f) To review and render decisions respecting a claim for (or denial of a claim for) a benefit under the Plan;

                  (g) To furnish the Employer with information which the Employer may require for tax or other purposes;

                  (h) To engage the service of agents whom it may deem advisable to assist it with the performance of its duties;

                  (i) To engage the services of an Investment Manager or Managers (as defined in ERISA ss.3(38)), each of whom will have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any Plan asset under its control; and

                  (j) To establish and maintain a funding standard account and to make credits and charges to the account to the extent required by and in accordance with the provisions of the Code.

         The Advisory Committee must exercise all of its powers, duties and discretion under the Plan in a uniform and nondiscriminatory manner.

         9.05 FUNDING POLICY. The Advisory Committee will review, not less often than annually, all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine the appropriate methods of carrying out the Plan's objectives. The Advisory Committee must communicate periodically, as it deems appropriate, to the Trustee and to any Plan Investment Manager the Plan's short-term and long-term financial needs so investment policy can be coordinated with Plan financial requirements.

         9.06 MANNER OF ACTION. The decision of a majority of the members appointed and qualified controls.

         9.07 AUTHORIZED REPRESENTATIVE. The Advisory Committee may authorize any person, whether or not such person is a member of the Advisory Committee, to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters or other documents. The Advisory Committee must evidence this authority by an instrument signed by all members and filed with the Trustee.

         9.08 INTERESTED MEMBER. No member of the Advisory Committee may decide or determine any matter concerning the distribution, nature or method of settlement of his own benefits under the Plan, except in exercising an election available to that member in his capacity as a Participant, unless the Plan Administrator is acting alone in the capacity of the Advisory Committee.

         9.09 INDIVIDUAL ACCOUNTS. The Advisory Committee will maintain, or direct the Trustee to maintain, a separate Account, or multiple Accounts, in the name of each Participant to reflect the Participant's Accrued Benefit in accordance with the provisions of Article XV hereof and shall give the Trustee directions with respect to the investment of the Accounts of Participants in accordance with the provisions of Article XV.

         9.10 INDIVIDUAL STATEMENT. As soon as practicable after the Accounting Date of each Plan Year, but within the time prescribed by ERISA and the regulations under ERISA, the Plan Administrator will deliver to each Participant (and to each Beneficiary) a statement reflecting the condition of his Accrued Benefit in the Trust as of that date and such other information ERISA requires be furnished the Participant or Beneficiary. No Participant, except a member of the Advisory Committee, has the right to inspect the records reflecting the Account of any other Participant.

         9.11 ACCOUNT CHARGED. The Advisory Committee will charge all distributions made to a Participant or to his Beneficiary from his Account against the Account of the Participant when made. The amount distributed shall first be charged to the Participant's segregated account if any.

         9.12 UNCLAIMED ACCOUNT PROCEDURE. The Plan does not require either the Trustee or the Advisory Committee to search for, or ascertain the whereabouts of, any Participant or Beneficiary. If the Advisory Committee has otherwise been unable to locate the Participant or Beneficiary at the time the Participant's or Beneficiary's benefit becomes distributable under Article VI, the Advisory Committee, by certified or registered mail addressed to his last known address of record with the Advisory Committee or the Employer, must notify any Participant, or Beneficiary, that he is entitled to a distribution under this Plan. The notice must quote the provisions of this Section 9.12 and otherwise must comply with the notice requirements of Article VI. If the Participant, or Beneficiary, fails to claim his distributive share or make his whereabouts known in writing to the Advisory Committee within 6 months from the date of mailing of the notice, the

Advisory Committee will treat the Participant's or Beneficiary's unclaimed payable Accrued Benefit as forfeited and will reallocate the unclaimed payable Accrued Benefit in accordance with Section 3.05. Where the benefit is distributable to the Participant, the forfeiture under this paragraph occurs as of the last day of the notice period, if the Participant's Nonforfeitable Accrued Benefit does not exceed $3,500, or as of the first day the benefit is distributable without the Participant's Consent, if the present value of the Participant's Nonforfeitable Accrued Benefit exceeds $3,500. Where the benefit is distributable to a Beneficiary, the forfeiture occurs on the date the notice period ends except, if the Beneficiary is the Participant's spouse and the Nonforfeitable Accrued Benefit payable to the spouse exceeds $3,500, the forfeiture occurs as of the first day the benefit is distributable without the spouse's consent. Pending forfeiture, the Advisory Committee, following the expiration of the notice period, may direct the Trustee to segregate the Nonforfeitable Accrued Benefit in a segregated Account and to invest that segregated Account in Federally insured interest bearing savings accounts or time deposits (or in a combination of both), or in other fixed income investments.

         If a Participant or Beneficiary who has incurred a forfeiture of his Accrued Benefit under the provisions of the first paragraph of this Section 9.12 makes a claim, at any time, for his forfeited Accrued Benefit, the Advisory Committee must restore the Participant's or Beneficiary's forfeited Accrued Benefit to the same dollar amount as the dollar amount of the Accrued Benefit forfeited, unadjusted for any gains or losses occurring subsequent to the date of the forfeiture. The Advisory Committee will make the restoration during the Plan Year in which the Participant or Beneficiary makes the claim, first from the amount, if any, of Participant forfeitures the Advisory Committee otherwise would allocate for the Plan Year, then from the amount, if any, of the Trust Fund net income or gain for the Plan Year and then from the amount, or additional amount, the Employer contributes to enable the Advisory Committee to make the required restoration. The Advisory Committee will direct the Trustee to distribute the Participant's or Beneficiary's restored Accrued Benefit to him not later than 60 days after the close of the Plan Year in which the Advisory Committee restores the forfeited Accrued Benefit. The forfeiture provisions of this Section 9.12 apply solely to the Participant's or to the Beneficiary's Accrued Benefit derived from Employer contributions.

         9.13 INVESTMENT MANAGER. The Advisory Committee shall have the right, as provided in Section 9.04(i), to appoint an Investment Manager for all or any part of the assets of the Trust Fund as the Advisory Committee shall designate, provided that any firm so appointed shall be and continue qualified to act as such in accordance with ERISA. The Advisory Committee may remove any Investment Manager at any time, and need not specify any cause for such removal.

         The Advisory Committee has appointed Ruane, Cunniff & Co., Inc. to serve as Investment Manager. That firm, so long as it shall serve as Investment Manager, and any other firm which shall hereafter be appointed and serving as Investment Manager, shall have and exercise, with respect to the assets under its management, the entire investment power otherwise given to the Trustee with respect to the Trust Fund. It shall exercise such power by giving orders directing the acquisition and disposition of particular assets for, or by, the Trust Fund. So long as Ruane, Cunniff & Co., Inc. is acting as the Investment Manager it may, by itself or through an affiliate, execute any of such orders as broker and agent, but it shall not, by itself or through an affiliate, sell any securities to or purchase any securities from the Trust Fund. The Investment Manager shall promptly advise the Trustee, in writing, of every such transaction, as ordered.

         When and so long as an Investment Manager appointed by the Advisory Committee is serving, the Trustee in respect of the funds under management shall have no other duty except to conform promptly to the written directions of the Investment Manager, including any directions as to the retention of cash or the purchase or sale of short-term cash equivalent assets, and to make settlement of all such transactions as the Investment Manager shall have ordered.

         The Trustee may assume that any appointment of an Investment Manager is continuing unless and until the Advisory Committee shall advise the Trustee, in writing, that it has removed the Manager or that the Manager's appointment has terminated otherwise.

                                    ARTICLE X
                           TRUSTEE, POWERS AND DUTIES

         10.01 ACCEPTANCE. The Trustee accepts the Trust created under the Plan and agrees to perform the obligations imposed. The Trustee must provide bond for the faithful performance of its duties under the Trust to the extent required by ERISA.

         10.02 RECEIPT OF CONTRIBUTIONS. The Trustee is accountable to the Employer for the funds contributed to it by the Employer, but does not have any duty to see that the contributions received comply with the provisions of the Plan. The Trustee is not obliged to collect any contributions from the Employer or to see that funds deposited with it are deposited according to the provisions of the Plan.

         10.03 INVESTMENT POWERS. The Trust Fund shall be invested in accordance with the provisions for the investment of assets as set forth in Article XV.

(A) TRUSTEE POWERS. The Trustee has full discretion and authority with regard to the investment of the Trust Fund, except with respect to a Plan asset under the control or direction of a properly appointed Investment Manager or with respect to a Plan asset subject to Employer, Participant or Advisory Committee direction of investment. The Trustee must coordinate its investment policy with Plan financial needs as communicated to it by the Advisory Committee. The Trustee is authorized and empowered, but not by way of limitation, with the following powers, rights and duties:

                  (a) To invest any part or all of the Trust Fund in any common or preferred stocks, open-end or closed-end mutual funds, put and call options traded on a national exchange, United States retirement plan bonds, corporate bonds, debentures, convertible debentures, commercial paper, U.S. Treasury bills, U.S. Treasury notes and other direct or indirect obligations of the United States Government or its agencies, improved or unimproved real estate situated in the United States, limited partnerships, insurance contracts of any type, mortgages, notes or other property of any kind, real or personal, and to buy or sell options on common stock on a nationally recognized exchange with or without holding the underlying common stock, and to make any other investments the Trustee deems appropriate, as a prudent man would do under like circumstances with due regard for the purposes of this Plan. Any investment made or retained by the Trustee in good faith is proper but must be of a kind constituting a diversification considered by law suitable for trust investments.

                  (b) To retain in cash so much of the Trust Fund as it may deem advisable to satisfy liquidity needs of the Plan and to deposit any cash held in the Trust Fund in a bank account at reasonable interest. If the Trustee is a bank or similar financial institution supervised by the United States or by a State, this paragraph (b) includes specific authority to invest in any type of deposit of the Trustee (or of a bank related to the Trustee within the meaning of Code ss.414(b)) at a reasonable rate of interest or in a common trust fund (the provisions of which govern the investment of such assets and which the Plan incorporates by this reference) as described in Code ss.584 which the Trustee (or its affiliate, as defined in Code ss.1504) maintains exclusively for the collective investment of money contributed by the bank (or the affiliate) in its capacity as trustee and which conforms to the rules of the Comptroller of the Currency.

                  (c) To manage, sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve, repair, insure, lease for any term even though commencing in the future or extending beyond the term of the Trust, and otherwise deal with all property, real or personal, in such manner, for such considerations and on such terms and conditions as the Trustee decides.

                  (d) To credit and distribute the Trust as directed by the Advisory Committee. The Trustee is not obliged to inquire as to whether any payee or distributee is entitled to any payment or whether the distribution is proper or within the terms of the Plan, or as to the manner of making any payment or distribution. The Trustee is accountable only to the Advisory Committee for any payment or distribution made by it in good faith on the order or direction of the Advisory Committee.

                  (e) To borrow money, to assume indebtedness, extend mortgages and encumber by mortgage or pledge.

                  (f) To compromise, contest, arbitrate or abandon claims and demands, in its discretion.

                  (g) To have with respect to the Trust all of the rights of an individual owner, including the power to give proxies, to participate in any voting trusts, mergers, consolidations or liquidations, and to exercise or sell stock subscriptions or conversion rights.

                  (h) To lease for oil, gas and other mineral purposes and to create mineral severances by grant or reservation; to pool or unitize interests in oil, gas and other minerals; and to enter into operating agreements and to execute division and transfer Orders.

                  (i) To hold any securities or other property in the name of the Trustee or its nominee, with depositories or agent depositories or in another form as it may deem best, with or without disclosing the trust relationship.

                  (j) To perform any and all other acts in its judgment necessary or appropriate for the proper and advantageous management, investment and distribution of the Trust.

                  (k) To retain any funds or property subject to any dispute without liability for the payment of interest, and to decline to make payment or delivery of the funds or property until final adjudication is made by a court of competent jurisdiction.

                  (l) To file all tax returns required of the Trustee.

                  (m) To furnish to the Employer, the Plan administrator and the Advisory Committee an annual statement of account showing the condition of the Trust Fund and all investments, receipts, disbursements and other transactions effected by the Trustee during the Plan Year covered by the statement and also stating the assets of the Trust held at the end of the Plan Year, which accounts are conclusive on all persons, including the Employer, the Plan Administrator and the Advisory Committee, except as to any act or transaction concerning which the Employer, the Plan Administrator or the Advisory Committee files with the Trustee written exceptions or objections within 90 days after the receipt of the accounts or for which ERISA authorizes a longer period within which to object.

                  (n) To begin, maintain or defend any litigation necessary in connection with the administration of the Plan, except that the Trustee is not obliged or required to do so unless indemnified to its satisfaction.

         10.04 RECORDS AND STATEMENTS. The records of the Trustee pertaining to the Plan must be open to the inspection of the Plan Administrator, Advisory Committee and the Employer at all reasonable times and may be audited from time to time by any person or persons as the Employer, Plan Administrator or Advisory Committee may specify in writing. The Trustee must furnish the Plan Administrator or Advisory Committee with whatever information relating to the Trust Fund the Plan Administrator or Advisory Committee considers necessary.

         10.05 FEES AND EXPENSES FROM FUND. The Trustee will receive reasonable annual compensation as may be agreed upon from time to time between the Employer and the Trustee. The

Trustee will pay all fees and expenses reasonably incurred by it in its administration of the Plan from the Trust Fund, unless the Employer pays the fees and expenses. The Advisory Committee will not treat any fee or expense paid, directly or indirectly, by the Employer as an Employer contribution, provided the fee or expense relates to the ordinary and necessary administration of the Fund. No person who is receiving full pay from the Employer may receive compensation for services as Trustee.

         10.06 PARTIES TO LITIGATION. Except as otherwise provided by ERISA, only the Employer, the Plan Administrator, the Advisory Committee, and the Trustee are necessary parties to any court proceeding involving the Trustee or the Trust Fund. No Participant, or Beneficiary, is entitled to any notice of process unless required by ERISA. Any final judgment entered in any proceeding will be conclusive upon the Employer, the Plan Administrator, the Advisory Committee, the Trustee, Participants and Beneficiaries.

         10.07 PROFESSIONAL AGENTS. The Trustee may employ and pay from the Trust Fund reasonable compensation to agents, attorneys, accountants and other persons to advise the Trustee as in its opinion may be necessary. The Trustee may delegate to any agent, attorney, accountant or other person selected by it any non-Trustee power or duty vested in it by the Plan, and the Trustee may act or refrain from acting on the advice or opinion of any agent, attorney, accountant or other person so selected.

         10.08 DISTRIBUTION OF CASH OR PROPERTY. The Trustee may make distribution under the Plan in cash or property, or partly in each, at its fair market value as determined by the Trustee. For purposes of a distribution to a Participant or to a Participant's designated Beneficiary or surviving spouse, "property" includes a Nontransferable Annuity contract, provided the contract satisfies the requirements of this Plan.

         10.09 DISTRIBUTION DIRECTIONS. If no one claims a payment or distribution made from the Trust, the Trustee must promptly notify the Advisory Committee and then dispose of the payment in accordance with the subsequent direction of the Advisory Committee.

         10.10 THIRD PARTY. No person dealing with the Trustee is obligated to see to the proper application of any money paid or property delivered to the Trustee, or to inquire whether the Trustee has acted pursuant to any of the terms of the Plan. Each person dealing with the Trustee may act upon any notice, request or representation in writing by the Trustee, or by the Trustee's duly authorized agent, and is not liable to any person in so acting. The certificate of the Trustee that is acting in accordance with the Plan will be conclusive in favor of any person relying on the certificate. If more than two persons act as Trustee, the decision of a majority of such persons controls with respect to any decision regarding the administration or investment of the Trust Fund.

         10.11 RESIGNATION. The Trustee may resign at any time as Trustee of the Plan by giving 30 days' written notice in advance to the Employer and to the Advisory Committee. If the Employer fails to appoint a successor Trustee within 60 days of its receipt of the Trustee's written notice of resignation, the Trustee will treat the Employer as having appointed itself as Trustee and as having filed its acceptance of appointment with the former Trustee.

         10.12 REMOVAL. The Employer, by giving 30 days' written notice in advance to the Trustee, may remove any Trustee. In the event of the resignation or removal of a Trustee, the Employer must appoint a successor Trustee if it intends to continue the Plan.

         10.13 INTERIM DUTIES AND SUCCESSOR TRUSTEE. Each successor Trustee succeeds to the title to the Trust vested in his predecessor by accepting in writing his appointment as successor Trustee and filing the acceptance with the former Trustee and the Advisory Committee without the signing or filing of any further statement. The resigning or removed Trustee, upon receipt of acceptance in writing of the Trust by the successor Trustee, must execute all documents and do all acts necessary to vest the title of record in any successor Trustee. Each successor Trustee has and enjoys all of the powers, both discretionary and ministerial, conferred under this Agreement upon his predecessor. A successor Trustee is not personally liable for any act or failure to act of any predecessor Trustee, except as required under ERISA. With the approval of the Employer and the Advisory Committee, a successor Trustee, with respect to the Plan, may accept the account rendered and the property delivered to it by a predecessor Trustee without incurring any liability or responsibility for so doing.

         10.14 VALUATION OF TRUST. The Trustee must value the Trust Fund as of each Accounting Date to determine the fair market value of each participant's Accrued Benefit in the Trust. The Trustee also must value the Trust Fund on such other dates as directed in writing by the Advisory Committee.

         10.15 LIMITATION ON LIABILITY - IF INVESTMENT MANAGER APPOINTED. The Trustee is not liable for the acts or omissions of any Investment Manager or Managers the Advisory Committee may appoint, nor is the Trustee under any obligation to invest or otherwise manage any asset of the Plan which is subject to the management of a properly appointed Investment Manager. The Advisory Committee, the Trustee and any properly appointed Investment Manager may execute a letter agreement as a part of this Plan delineating the duties, responsibilities and liabilities of the Investment Manager with respect to any part of the Trust Fund under the control of the Investment Manager.

         10.16 INVESTMENT IN GROUP TRUST FUND. The Trustee, for collective investment purposes, may combine into one trust fund the Trust created under this Plan with the Trust created under any other qualified retirement plan the Employer maintains. However, the Trustee must maintain separate records of account for the assets of each Trust in order to reflect properly each Participant's Accrued Benefit under the plan(s) in which he is a Participant.

         Notwithstanding the provisions of Section 10.03, but subject to the provisions for the investment of Plan assets as set forth in Article XV, the Employer specifically authorizes the Trustee to invest all or any Portion of the assets comprising the Trust Fund in any group trust fund which at the time of the investment provides for the pooling of the assets of plans qualified under Code ss.401(a). This authorization applies solely to a group trust fund exempt from taxation under Code ss.501(a) and the trust agreement of which satisfies the requirements of Revenue Ruling 81-100. The provisions of the group trust fund agreement, as amended from time to time, are by this reference incorporated within this Plan and Trust. The provisions of the group trust fund will govern any investment of Plan assets in that fund. The group trust funds to which this authorization applies are the FUND FOR POOLING EQUITY INVESTMENTS OF EMPLOYEE TRUSTS, the FUND FOR POOLING DEBT INVESTMENTS OF EMPLOYEE TRUSTS, each of such Funds having been created by a separate instrument entitled "Trust Agreement and Declaration" dated the 5th day of December, 1955, the City National Bank and Trust Company of Kansas City (now known as UMB Bank, N.A.) being named Trustee of each such Fund, the POOLED INCOME FUND FOR EMPLOYEE TRUSTS created and maintained by United Missouri Bank of Kansas City, N.A. (now known as UMB Bank, N.A.), as Trustee thereof under separate instrument entitled "Plan and Declaration of Trust" dated December 27, 1974, and/or the SHORT TERM MONEY MARKET FUND created and maintained by United Missouri Bank of Kansas City, N.A. (now known as UMB Bank, N.A.), as Trustee thereof under separate instrument entitled "Plan of Operation" dated August 15, 1979.


                                   ARTICLE XI
                    EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION

         11.01 EXCLUSIVE BENEFIT. Except as provided under Article III, the Employer has no beneficial interest in any asset of the Trust and no part of any asset in the Trust may ever revert to or be repaid to an Employer, either directly or indirectly; nor, prior to the satisfaction of all liabilities with respect to the Participants and their Beneficiaries under the Plan, may any part of the corpus or income of the Trust Fund, or any asset of the Trust, be (at any time) used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries.

         11.02 AMENDMENT BY EMPLOYER. The Board of Directors of DST Systems, Inc., or any duly authorized committee thereof, has the right at any time and from time to time:

                  (a) To amend this Agreement in any manner it deems necessary or advisable in order to qualify (or maintain qualification of) this Plan and the Trust created under it under the appropriate provisions of Code ss.401(a); and

                  (b) To amend this Agreement in any other manner.

         No amendment may authorize or permit any of the Trust Fund (other than the part which is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates. No amendment may cause or permit any portion of the Trust Fund to revert to or become a property of the Employer. No amendment may be made which affects the rights, duties or responsibilities of the Trustee, the

Plan Administrator or the Advisory Committee without the written consent of the affected Trustee, the Plan Administrator or the affected member of the Advisory Committee.

         CODE SS.411(D)(6) PROTECTED BENEFITS. An amendment (including the adoption of this Plan as a restatement of an existing plan) may not decrease a Participant's Accrued Benefit, except to the extent permitted under Code ss.412(c)(8), and may not reduce or eliminate Code ss.411(d)(6) protected benefits determined immediately prior to the adoption date (or, if later, the effective date) of the amendment. An amendment reduces or eliminates Code ss.411(d)(6) protected benefits if the amendment has the effect of either (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in Treasury regulations), or (2) except as provided by Treasury regulations, eliminating an optional form of benefit. The Advisory Committee must disregard an amendment to the extent application of the amendment would fail to satisfy this paragraph. If the Advisory Committee must disregard an amendment because the amendment would violate clause (1) or clause (2), the Advisory Committee must maintain a schedule of the early retirement option or other optional forms of benefit the Plan must continue for the affected participants.

         All amendments must be made in writing. Each amendment must state the date to which it is either retroactively or prospectively effective.

         11.03 DISCONTINUANCE. The Employer has the right, at any time, to suspend or discontinue its contributions under the Plan, and the Board of Directors of DST Systems, Inc., or any duly authorized committee thereof, has the right to terminate, at any time, this Plan and the Trust created under this Agreement. The Plan will terminate upon the first to occur of the following:

                  (a) The date terminated by action of the Board of Directors of DST Systems, Inc., or any duly authorized committee thereof;

                  (b) The date the Employer is judicially declared bankrupt or insolvent, unless the proceeding authorized continued maintenance of the Plan;

                  (c) The dissolution, merger, consolidation or reorganization of the Employer or the sale by the Employer of all or substantially all of its assets, unless the successor or purchaser makes provision to continue the Plan, in which event the successor or purchaser must substitute itself as the Employer under this Plan.

         11.04 FULL VESTING ON TERMINATION. Upon either full or partial termination of the Plan, or, if applicable, upon complete discontinuance of profit sharing plan contributions to the Plan, an affected participant's right to his Accrued Benefit is 100% Nonforfeitable, irrespective of the Nonforfeitable percentage which otherwise would apply under Article V.

         11.05 MERGER/DIRECT TRANSFER. The Trustee may not consent to, or be a party to, any merger or consolidation with another plan, or to a transfer of assets or liabilities to another plan, unless immediately after the merger, consolidation or transfer, the surviving Plan provides each participant a benefit equal to or greater than the benefit each participant would have received had the Plan terminated immediately before the merger or consolidation or transfer. The Trustee possesses the specific authority to enter into merger agreements or direct transfer of assets agreements with the trustees of other retirement plans described in Code ss.401(a), including an elective transfer, and to accept the direct transfer of plan assets, or to transfer plan assets, as a party to any such agreement.

         The Trustee may accept a direct transfer of plan assets on behalf of an Employee prior to the date the Employee satisfies the plan's eligibility conditions. If the Trustee accepts a direct transfer of plan assets, the Advisory Committee and Trustee must treat the Employee as a participant for all purposes of the Plan except the Employee is not a participant for purposes of sharing in Employer contributions or participant forfeitures under the Plan until he actually becomes a participant in the Plan.

         The Trustee, after August 9, 1988, may not consent to, or be a party to a merger, consolidation or transfer of assets with a defined benefit plan, except with respect to an elective transfer. The Trustee will hold, administer and distribute the transferred assets as a part of the Trust Fund and the Trustee must maintain a separate Employer contribution Account for the benefit of the Employee on whose behalf the Trustee accepted the transfer in order to reflect the value of the transferred assets. Unless a transfer of assets to this Plan is an elective transfer, the Plan will preserve all Code ss.411(d)(6) protected benefits with respect to those transferred assets, in the manner described in Section 11.02. A transfer is an elective transfer if: (1) the transfer satisfies the first paragraph of this Section 11.05; (2) the transfer is voluntary, under a fully informed election by the participant; (3) the Participant has an alternative that retains his Code ss.411(d)(6) protected benefits (including an option to leave his benefit in the transferor plan, if that plan is not terminating); (4) the transfer satisfies the applicable spousal consent requirements of the Code; (5) the transferor plan satisfies the joint and survivor notice requirements of the Code, if the Participant's transferred benefit is subject to those requirements; (6) the participant has a right to immediate distribution from the transferor plan, in lieu of the elective transfer; (7) the transferred benefit is at least the greater of the single sum distribution provided by the transferor plan for which the participant is eligible or the present value of the Participant's accrued benefit under the transferor plan payable at that plan's normal retirement age; (8) the Participant has a 100% Nonforfeitable interest in the transferred benefit; and
(9) the transfer otherwise satisfies applicable Treasury regulations. An elective transfer may occur between qualified plans of any type.

         DISTRIBUTION RESTRICTIONS UNDER CODE SS.401(K). If the Plan receives a direct transfer (by merger or otherwise) of elective contributions (or amounts treated as elective contributions) under a Plan with a Code ss.401(k) arrangement, the distribution restrictions of Code ss.ss.401(k)(2) and (10) continue to apply to those transferred elective contributions.

         11.06 TERMINATION. Upon termination of the Plan, the distribution provisions of Article VI remain operative, with the following exceptions:

                  (1) if the present value of the Participant's Nonforfeitable Accrued Benefit does not exceed $3,500, the Advisory Committee will direct the Trustee to distribute the participant's nonforfeitable Accrued Benefit to him in lump sum as soon as administratively practicable after the Plan terminates; and

                  (2) if the present value of the Participant's Nonforfeitable Accrued Benefit exceeds $3,500, the Participant or the Beneficiary, in addition to the distribution events permitted under Article VI, may elect to have the Trustee commence distribution of his Nonforfeitable Accrued Benefit as soon as administratively practicable after the Plan terminates.

         To liquidate the Trust, the Advisory Committee will purchase a deferred annuity contract for each Participant which protects the Participant's distribution rights under the Plan, if the Participant's Nonforfeitable Accrued Benefit exceeds $3,500 and the Participant does not elect an immediate distribution pursuant to Paragraph (2). The Trust will continue until the Trustee in accordance with the direction of the Advisory Committee has distributed all of the benefits under the Plan.

         If this paragraph applies, in lieu of the preceding provisions of this
Section 11.06 and the distribution provisions of Article VI, the Advisory Committee will direct the Trustee to distribute each Participant's Nonforfeitable Accrued Benefit, in lump sum, as soon as administratively practicable after the termination of the Plan, irrespective of the present value of the Participant's Nonforfeitable Accrued Benefit and whether the Participant consents to that distribution. This paragraph applies only if: (1) the Plan does not provide an annuity option; (2) the Plan is a profit sharing plan at the time of its termination date; and (3) as of the period between the Plan termination date and the final distribution of assets, the Employer does not maintain any other defined contribution plan (other than an ESOP).

         On each valuation date, the Advisory Committee will credit any part of a Participant's Accrued Benefit retained in the Trust with its proportionate share of the Trust's income, expenses, gains and losses, both realized and unrealized. Upon termination of the Plan, the amount, if any, in a suspense account under Article III will revert to the Employer, subject to the conditions of the Treasury regulations permitting such a reversion. A resolution or amendment to freeze all future benefit accrual but otherwise to continue maintenance of this Plan, is not a termination for purposes of this Section 11.06.

         SPECIAL RULE FOR DEFERRAL CONTRIBUTIONS ACCOUNT. Notwithstanding the provisions of this Section 11.06, the Participant may not receive a distribution from his Deferral Contributions Account pursuant to the termination of the Plan unless: (a) the Participant otherwise is entitled to a distribution from the Deferral Contributions Account under the Plan; or (b) the Plan termination occurs without the establishment of a successor plan. A successor plan under clause (b) is a defined contribution plan (other than an ESOP) maintained by the Employer (or by a related employer) at the time of the termination of the Plan or within the period ending twelve (12) months after the final distribution of assets. A distribution made after March 31, 1988, pursuant to clause (b), must be part of a lump sum distribution to the Participant of his Nonforfeitable Accrued Benefit.

         11.07 [RESERVED]

         11.08 DIRECT TRANSFER OF ASSETS FROM TERMINATED THRIFT PLAN. Any Participant, pursuant to the options provided for in Section 11.08 of the DST Systems, Inc. Thrift Plan and Trust, executed March 22, 1985, as amended by the First and Second Amendments thereto (the "Thrift Plan"), may elect to transfer all or a portion of his account(s) in the terminated Thrift Plan to the Trust. The Trustee is specifically authorized to accept the direct transfer of Thrift Plan assets.

         The Advisory Committee shall maintain, or shall direct the Trustee to maintain, a separate Account in the name of each participant to reflect the participant's Accrued Benefit under the Plan derived from the direct transfer of all or a portion of the Participant's Employee contribution Account in the terminated Thrift Plan, and a separate Account to reflect the Participant's Accrued Benefit derived from the direct transfer of his Employer contribution Account in the terminated Thrift Plan. The Trustee shall hold, administer and distribute any such Employer contribution Account in the same manner as any Employer contributions made to the Trust. The right of withdrawal provided for in Article XIV shall include the right to withdraw the portion, if any, of a Participant's Accrued Benefit derived from the direct transfer to the Trust of all or a portion of his Account(s) in the terminated Thrift Plan.

         A Participant, by giving prior written notice to the Trustee, on or before March 1, may withdraw all or any part of the value of his Accrued Benefit derived from the direct transfer of all or a portion of the Participant's Employee contribution Account in the terminated Thrift Plan. The Trustee must make a distribution to a Participant in accordance with his timely-filed election under this Section 11.08 as soon as administratively practicable after the March 31 annual distribution date next following such election. The Trustee, in accordance with the direction of the Advisory Committee, shall distribute a Participant's unwithdrawn Accrued Benefit attributable to any such Employee contribution Account at the same time the Trustee distributes the Participant's Accrued Benefit attributable to Employer contributions.

         A Participant's Accrued Benefit is, at all times, one hundred percent (100%) Nonforfeitable to the extent the value of his Accrued Benefit is derived from the direct transfer to the Trust of all or a portion of his Account(s) in the terminated Thrift Plan.

         11.09 [RESERVED]

         11.10 VESTING OF PARTICIPANTS TRANSFERRED TO POLICYHOLDER SERVICE CORPORATION. Effective as of approximately July 1, 1990, certain Participants ceased to be employed by DST Systems, Inc. ("DST") and became employees of Policyholder Service Corporation, an "affiliate" (as defined in Section 1.27) of DST. The Accrued Benefit as of

December 31, 1990 of each such Participant (the names of which are set forth on Exhibit A attached to the First Amendment to DST Systems, Inc. Profit Sharing Plan and Trust Agreement (1990 Restatement)) shall be one hundred percent (100%) nonforfeitable effective December 31, 1990.

         11.11 TRANSFER OF ASSETS TO IFTC PLAN. Effective as of December 31, 1995, Investors Fiduciary Trust Company ("IFTC") ceased to be a participating employer in this Plan, and certain Participants employed by IFTC ceased to be covered by this Plan. IFTC has established a retirement plan intended to qualify under Code ss.401(a) ("IFTC Plan"). The Accrued Benefit of former Participants who (1) are employed by IFTC on December 31, 1995, or (2) separated from service with IFTC prior to December 31, 1995, and who have not subsequently become employed by any other participating Employer (collectively, the "IFTC Participants") in the Plan will be transferred to the IFTC Plan as soon as administratively practicable after June 30, 1996.

         The Accrued Benefit of any IFTC Participant who is rehired by any Employer that participates in this Plan prior to the transfer of assets shall remain in this Plan and not be transferred to the IFTC Plan.

         The Trustee may not consent to, or be a party to, the transfer of assets to the IFTC Plan, unless immediately after the transfer, the IFTC Plan provides each IFTC Participant a benefit equal to or greater than the benefit each IFTC Participant would have received had the Plan terminated immediately before the transfer. Pursuant to the requirements of Code ss.414(l), any unallocated forfeitures and earnings allocable to the accounts of the IFTC Participants shall be allocated prior to the transfer. For purposes of the transfer of account balances to the IFTC Plan, the Trustee shall value the account balances of the IFTC Participants as of the most recent valuation date under the Plan prior to the transfer.

         In the event an IFTC Participant separates from service with IFTC, attains Normal Retirement Age, dies or becomes disabled, or requests a distribution of his deferred vested benefit, he shall be entitled to a distribution from the IFTC Plan in accordance with the terms of the IFTC Plan.

         Until the effective date of the transfer of assets, the Plan shall treat service of an IFTC Participant with IFTC as service with the Employer.

         11.12 VESTING OF PARTICIPANTS IN VITAL RECORDS STORAGE GROUP. Effective as of approximately May 20, 1996, certain Participants employed as of that date in the vital records storage group of Output Technologies Central Region, Inc. ("OTI Central") ceased to be employed by OTI Central as a result of the sale of substantially all of the assets of the vital records storage group of OTI Central. The Accrued Benefit as of December 31, 1996, of each such Participant (the names of which are set forth on Exhibit A attached to this Plan) ("VRSG Participants") shall be one hundred percent (100%) nonforfeitable as of December 31, 1996.

         11.13 VESTING OF PARTICIPANTS IN LINCOLN, NEBRASKA FACILITY. Effective as of approximately April 25, 1996, certain Participants employed as of that date at the Lincoln, Nebraska facility of OTI Central ceased to be employed by OTI Central as a result of the sale of substantially all of the assets of the Lincoln, Nebraska facility. The Accrued Benefit as of December 31, 1996, of each such Participant (the names of which are set forth on Exhibit B attached to this Plan ) ("Lincoln Participants") shall be one hundred percent (100%) nonforfeitable as of December 31, 1996.

         11.14 VESTING OF FORMER PARTICIPANTS EMPLOYED BY CONTINUUM. Effective as of approximately August 1, 1996, certain former Participants employed as of that date by The Continuum Company, Inc. ("Continuum") had a separation from Service under the Plan because of the sale of the stock of Continuum to Computer Sciences Corporation. The Accrued Benefit as of December 31, 1996, of each such Participant (the names of which are set forth on Exhibit C attached to this Plan) ("Continuum Participants") shall be one hundred percent nonforfeitable as of December 31, 1996.

         11.15 VESTING OF FORMER PARTICIPANTS EMPLOYED BY MIDLAND. Effective as of July 31, 1996, certain former Participants employed as of that date by Midland Data Systems, Inc. or Midland Loan Services, L.P. ("Midland Companies") had a separation from Service under the Plan because KCSI ceased to own any equity interests in the Midland Companies. The Accrued Benefit as of December 31, 1996, of any such Participant still employed by the Midland Companies as of January 1, 1996, (the names of which are set forth on Exhibit D attached to this Plan) ("Midland Participants") shall be one hundred percent (100%) nonforfeitable as of December 31, 1996.

                                   ARTICLE XII
                                   [RESERVED]


                                  ARTICLE XIII
                                  MISCELLANEOUS

         13.01 EVIDENCE. Anyone required to give evidence under the terms of the Plan may do so by certificate, affidavit, document or other information which the person to act in reliance may consider pertinent, reliable and genuine, and to have been signed, made or presented by the proper party or parties. Both the Advisory Committee and the Trustee are fully protected in acting and relying upon any evidence described under the immediately preceding sentence.

         13.02 NO RESPONSIBILITY FOR EMPLOYER ACTION. Neither the Trustee nor the Advisory Committee has any obligation or responsibility with respect to any action required by the Plan to be taken by the Employer, any Participant or eligible Employee, or for the failure of any of the above persons to act or make any payment or contribution, or to otherwise provide any benefit contemplated under this Plan. Furthermore, the Plan does not require the Trustee or the Advisory

Committee to collect any contribution required under the Plan, or to determine the correctness of the amount of any Employer contribution. Neither the Trustee nor the Advisory Committee need inquire into or be responsible for any action or failure to act on the part of the others. Any action required of a corporate Employer must be by its Board of Directors or its designate.

         13.03 FIDUCIARIES NOT INSURERS. The Trustee, the Advisory Committee, the Plan Administrator and the Employer in no way guarantee the Trust Fund from loss or depreciation. The Employer does not guarantee the payment of any money which may be or becomes due to any person from the Trust Fund. The liability of the Advisory Committee and the Trustee to make any payment from the Trust Fund at any time and all times is limited to the then available assets of the Trust.

         13.04 WAIVER OF NOTICE. Any person entitled to notice under the Plan may waive the notice.

         13.05 SUCCESSORS. The Plan is binding upon all persons entitled to benefits under the Plan, their respective heirs and legal representatives, upon the Employer, its successors and assigns, and upon the Trustee and the Advisory Committee and their successors.

         13.06 WORD USAGE. Words used in the masculine also apply to the feminine where applicable, and wherever the context of the Plan dictates, the plural includes the singular and the singular includes the plural.

         13.07 STATE LAW. Missouri law will determine all questions arising with respect to the provisions of this Agreement except to the extent Federal statute supersedes Missouri law.

         13.08 EMPLOYMENT NOT GUARANTEED. Nothing contained in this plan, or with respect to the establishment of the Trust, or any modification or amendment to the Plan or Trust, or in the creation of any Account, or the payment of any benefit, gives any Employee, Employee Participant or any Beneficiary any right to continue employment, any legal or equitable right against the Employer, or Employee of the Employer, or against the Trustee, or its agents or employees, or against the Plan Administrator, except as expressly provided by the Plan, the Trust, ERISA or by a separate agreement.

                                   ARTICLE XIV
                                   WITHDRAWALS

         14.01 REQUEST FOR WITHDRAWAL DUE TO FINANCIAL HARDSHIP. Every Participant who has completed four (4) Years of Service for vesting purposes, as defined in Sections 5.06 and 5.08, may request to withdraw all or any portion, at his option, but not to exceed the value of such Participant's vested interest which would be available under Section 5.03, of the balance of his Accrued Benefit as the same shall stand after completion of the year-end adjustments to be made thereto as of the end of the Plan Year in which such request is made. Effective for Plan Years beginning after December 31, 1989, a Participant may make such a withdrawal request if he has either completed four (4) Years of Service for vesting purposes or been a Participant in the Plan for all or part of at least four (4) Plan Years. Such request for withdrawal shall be made in writing on a form satisfactory to the Advisory Committee and such request shall be delivered to the Advisory Committee not more than 90 nor less than 60 days before the end of such Plan Year. The Advisory Committee shall have complete discretion in approving a request for withdrawal due to financial hardship and the amount thereof; PROVIDED, the Advisory Committee shall grant its consent if satisfied from positive evidence presented by the Participant, that the purpose of the request for withdrawal due to financial hardship is:

                  (a) financing of the purchase, major repair or improvement of the Participant's home;

                  (b) major illness or disability of the Participant, a member of his immediate family or one dependent upon him;

                  (c) college or other post-high school education of the Participant or one dependent upon him; a withdrawal pursuant to this subparagraph (c) shall be distributed in approximately equal annual installments over the scheduled course of the schooling. Installments after the initial distribution will be paid only if the Participant delivers to the Advisory Committee a copy of grades for the most recent quarter or semester for which grades are available as well as a bill or other appropriate written evidence sufficient to demonstrate to the Advisory Committee the continuation by the Participant or dependent of his course of schooling;

                  (d) financial hardship to the Participant caused by sickness, accident or death in the Participant's immediate family; or

                  (e) such other condition or purpose which the Advisory Committee shall determine, in accordance with uniform principles consistently applied, is of sufficiently similar seriousness or worthiness to the enumerated conditions and purposes as to constitute a financial hardship;

and further provided, that in no event shall the Advisory Committee grant such request from a Participant who has previously made a withdrawal pursuant to this
Section 14.01 unless, subsequent to the Plan Year in which the Participant's most recent such request was made and granted, the Participant has completed four (4) additional Years of Service for vesting purposes (effective for Plan Years beginning after December 31, 1989, the Participant must have been a Participant in the Plan for all or part of at least four (4) additional Plan Years). If the Advisory Committee would otherwise grant a request for withdrawal for the financing of the purchase of the Participant's home but for the fact that the Participant has not obtained a signed contract for the purchase of the home, the Advisory Committee shall approve the request subject to the condition that Participant obtain a signed contract for purchase of a home.

         14.02 APPROVED REQUEST IRREVOCABLE. Except as provided in Section 14.06, every such request for withdrawal, when made and approved by the Advisory Committee as provided in Section 14.01, shall be and remain irrevocable.

         14.03 TIME OF PAYMENT. Except as provided in Section 14.06, following the close of the Plan Year when any such request for withdrawal shall be made and approved by the Advisory Committee, the Advisory Committee shall direct the Trustee to pay and distribute to the Participant the amount so specified. Payment shall be made as soon as possible after the year-end adjustments to be made for such Plan Year shall be completed, and the amount so distributed shall be charged to the Participant's Account. Notwithstanding the foregoing provisions of this Section 14.03, for the Plan Year ending December 31, 1986 only, each Participant for whom a withdrawal request has been approved shall have the right to elect to have the amount so specified distributed to him on or before December 31, 1986.

         14. 04 EFFECT OF WITHDRAWAL. Except as provided in Section 14.06, other than by reducing his Account in accordance with Section 14.03, the exercise of the withdrawal option conferred by this Article XIV shall not affect the Participant's rights under this Plan in any manner whatever. Notwithstanding the provisions of Section 5.03, at any relevant time after such withdrawal, the Participant's nonforfeitable interest in his Accrued Benefit shall be equal to an amount determined by the formula:

         X  =  P(AB + (RxD)) - (RxD)

         X        is Nonforfeitable interest in Accrued Benefit at relevant time

         P        is percent of Nonforfeitable Accrued Benefit at relevant time

         AB       is Accrued Benefit at relevant time

         D        is amount of withdrawal

         R is the ratio of Accrued Benefit at relevant time over the Accrued Benefit after distribution

         14.05 REQUEST FOR WITHDRAWAL DUE TO FINANCIAL HARDSHIP FOR PARTICIPANTS IN THE POLICYHOLDER SERVICE CORPORATION RETIREMENT PLAN.
A Participant in the Policyholder Service Corporation Retirement Plan which was merged with this Plan on December 31, 1991, may request a withdrawal due to financial hardship of all or any portion, at his option, but not to exceed the value of such Participant's vested interest which would be available under
Section 5.03, of the balance of his Accrued Benefit attributable to contributions (including any rollover contributions) made for Plan Years beginning on or after January 1, 1988, and to any rollover contributions made prior to January 1, 1988, to the Policyholder Service Corporation Retirement Plan prior to merger with this Plan, as the same shall stand after completion of the year-end adjustments to be made thereto as of the end of the Plan Year in which such request is made; PROVIDED, the distribution provisions of Section 6.03(E) shall govern any request by a Participant for a withdrawal from the Participant's Deferral Contributions Account. Such request for withdrawal shall be made in writing on a form satisfactory to the Advisory Committee and such request shall be delivered to the Advisory Committee not more than 90 nor less than 60 days before the end of such Plan Year. The Advisory Committee shall have complete discretion in approving a request for withdrawal and the amount thereof; PROVIDED, the Advisory Committee shall grant its consent if satisfied from positive evidence presented by the Participant, that the purpose of the request for withdrawal due to financial hardship is:

                  (a) financing of the purchase, major repair or improvement of the Participant's home;

                  (b) major illness or disability of the Participant, a member of his immediate family or one dependent upon him;

                  (c) college or other post-high school education of the Participant or one dependent upon him; (a withdrawal pursuant to this subparagraph (c) shall be distributed in approximately equal annual installments over the scheduled course of the schooling. Installments after the initial distribution will be paid only if the Participant delivers to the Advisory Committee a copy of grades for the most recent quarter or semester for which grades are available as well as a bill or other appropriate written evidence sufficient to demonstrate to the Advisory Committee the continuation by the Participant or dependent of his course of schooling);

                  (d) financial hardship to the Participant caused by sickness, accident or death in the Participant's immediate family; or

                  (e) such other condition or purpose which the Advisory Committee shall determine, in accordance with uniform principles consistently applied, is of sufficiently similar seriousness or worthiness to the enumerated conditions and purposes as to constitute a financial hardship.

                  If the Advisory Committee would otherwise grant a request for withdrawal for the financing of the purchase of the Participant's home but for the fact that the Participant has not obtained a signed contract for the purchase of the home, the Advisory Committee shall approve the request subject to the condition that Participant obtain a signed contract for purchase of a home.

                  The provisions of Sections 14.02, 14.03, 14.04 and 14.06 shall apply to any withdrawals under this Section 14.05.

         14.06  SPECIAL RULES FOR WITHDRAWAL DUE TO PURCHASE OF HOME.  This
Section 14.06 shall apply to a Participant whose request for withdrawal for the financing of the purchase of a home has been conditionally approved pursuant to
Section 14.01. If the Participant has not obtained a signed contract for the purchase by the Distribution Date, the Trustee shall continue to hold such approved amount and distribute it to the Participant when he obtains a signed contract, provided that the Participant obtains a signed contract by October 1 of the Plan Year in which the Distribution Date occurs. If the Participant does not obtain a signed contract by October 1 of the Plan Year in which the Distribution Date occurs, the Participant's request shall be canceled, and the Participant shall be permitted to make a new request pursuant to Section 14.01 and 14.05 notwithstanding any requirement that the Participant otherwise wait four (4) years.


                                   ARTICLE XV
                   PARTICIPANT'S ACCOUNTS AND THEIR INVESTMENT

         15.01 INDIVIDUAL ACCOUNTS. The Advisory Committee shall maintain, or direct the Trustee to maintain, a separate Account, or multiple Accounts, in the name of each Participant to reflect the Participant's Accrued Benefit under the Plan. Furthermore, if a Participant reenters the Plan subsequent to his having a Forfeiture Break in Service the Advisory Committee, or the Trustee, shall maintain a separate Account for the Participant's pre-Forfeiture Break in Service Accrued Benefit and a separate Account for his post-Forfeiture Break in Service Accrued Benefit unless the Participant's entire Accrued Benefit under the Plan is one hundred percent (100%) Nonforfeitable. The Advisory Committee will make its allocations, or request the Trustee to make its allocations, to the Accounts of the Participants in accordance with the provisions of Section
15.03. The Advisory Committee may direct the Trustee to maintain a temporary segregated investment Account in the name of a Participant to prevent a distortion of income, gain or loss allocations under Section 15.03. The Advisory Committee shall maintain records of its activities.

         A Participant's Accrued Benefit shall be segregated for separate investment when and as so expressly provided under the Plan. Except where the Plan expressly provides for such segregation, Participants' Accrued Benefits shall be invested collectively.

         15.02 VALUATION OF PARTICIPANTS' ACCRUED BENEFITS. The value of each Participant's Accrued Benefit shall consist of that portion of the net worth (at fair market value) of the Trust Fund which the net credit balance in his Account therein bears to the total net credit balance in the Accounts of all Participants plus the value of any segregated account hereunder. For purposes of a distribution under the Plan, the value of a Participant's Accrued Benefit shall be its value as of the Accounting Date, or other valuation date, immediately preceding the date of the distribution. Any distribution (other than a distribution from a segregated Account) made to a Participant (or to his Beneficiary) more than 90 days after the most recent valuation date shall include interest on the amount of the distribution as an expense of the Trust Fund. The interest accrues from such valuation date to the date of the distribution at a rate of five percent (5%) per annum.

         15.03 ALLOCATION AND DISTRIBUTION OF NET INCOME GAIN OR LOSS. A "valuation date" under this Plan is each Accounting Date and each interim valuation date determined under Section 10.14. As of each valuation date the Advisory Committee must adjust Accounts to reflect net income, gain or loss since the last valuation date. The valuation period is the period beginning the day after the last valuation date and ending on the current valuation date.

         TRUST FUND ACCOUNTS. The allocation provisions of this paragraph apply to all Participant Accounts other than segregated investment Accounts. The Advisory Committee first will adjust the Participant Accounts, as those Accounts stood at the beginning of the current valuation period, by reducing the Accounts for any forfeitures arising under Section 5.09 or under Section 9.12, for amounts charged during the valuation period to the Accounts in accordance with
Section 9.11 (relating to distributions) and for the amount of any Account which the Trustee has fully distributed since the immediately preceding valuation date. The Advisory Committee then, subject to the restoration allocation requirements of Section 5.04 or of Section 9.12, will allocate the net income, gain or loss for the current valuation period pro rata to the Adjusted Participant Accounts. The allocable net income, gain or loss is the net income (or net loss), including the increase or decrease in the fair market value of assets, since the last valuation date.

         SEGREGATED INVESTMENT ACCOUNTS. A segregated investment Account receives all income it earns and bears all expense or loss it incurs. As of the valuation date, the Advisory Committee must reduce a segregated Account for any forfeiture arising under Section 5.09 after the Advisory Committee has made all other allocations, changes or adjustments to the Account for the Plan Year.

         ADDITIONAL RULES. An Excess Amount or suspense account described in
Part 2 of Article III does not share in the allocation of net income, gain or loss described in this Section 15.03. This Section 15.03 applies solely to the allocation of net income, gain or loss of the Trust. The Advisory Committee will allocate the Employer contributions and Participant forfeitures, if any, in accordance with Article III.

         15.04 SPECIAL DISTRIBUTION OPTIONS FOR PARTICIPANTS WITH ACCOUNT BALANCES INVESTED IN FUND B. The Plan previously permitted Participants to elect to invest all or any portion of his Account in an investment option known as "Fund B". With respect to a Participant having all or any portion of his Account invested in Fund B as of December 31, 1993, such Participant may elect to receive a distribution from the Plan in an amount not to exceed the vested portion of such Participant's Account invested in Fund B. However, no such distribution will be made to the extent that it would violate the limitations on in-service distributions applicable to account balances under Code ss.401(k) arrangements. To the extent that a Participant's Account invested in Fund B is not distributed pursuant to his election, such Account shall be transferred and invested together with the remainder of the Trust Fund effective December 31, 1993.

         Any election pursuant to this Section 15.04 shall be made at such time and on such forms as the Advisory Committee may prescribe.

                                   ARTICLE XVI
               PROVISIONS EFFECTIVE UPON CHANGE IN CONTROL OF DST

         16.01 DEFINITION OF "CHANGE IN CONTROL OF DST". For purposes of this Plan and Trust Agreement, a "Change in Control of DST" shall be deemed to have occurred if (a) for any reason at any time less than seventy-five percent (75%) of the members of the Board of Directors of DST Systems, Inc. shall be individuals who fall into any of the following categories: (1) individuals who were members of such Board on September 1, 1995; (2) individuals whose election, or nomination for election by DST's stockholders, was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were members of such Board on September 1, 1995; or (3) individuals whose election, or nomination for election by DST's stockholders, was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were elected in the manner described in (1) or (2) above; or (b) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) shall have become, according to a public announcement or filing, without the prior approval of the Board of Directors of DST, the "beneficial owner" (as defined in Rule 13(d)-3 under the Exchange Act) directly or indirectly, of securities of DST representing forty percent (40%) or more (calculated in accordance with Rule 13(d)-3) of the combined voting power of DST's then outstanding voting securities (such person hereafter referred to as a "Major Stockholder"); or (c) the stockholders of DST shall have approved a merger, consolidation or dissolution of DST or a sale, lease, exchange or disposition of all or substantially all of DST's assets, or a Major Stockholder shall have proposed any such transaction, unless such merger, consolidation, dissolution, sale, lease, exchange or disposition shall have been approved by at least seventy-five percent (75%) of the members of the Board of Directors of DST who are individuals falling into any combination of the following categories:
(1) individuals who were members of such Board of Directors on September 1, 1995; (2) individuals whose election or nomination for election by DST's stockholders was approved by at least seventy-five percent (75%) of the members of the Board of Directors then still in office who are members of the Board of Directors on September 1, 1995; or (3) individuals whose election, or nomination for election by DST's stockholders was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were elected in the manner described in (1) or (2) above.

         16.02 PROVISIONS EFFECTIVE UPON CHANGE OF CONTROL. Upon a Change of Control of DST as defined in Section 16.01, notwithstanding what is otherwise provided in this Plan and Trust Agreement, the following provisions will supersede the indicated sections and otherwise govern the operation of the Plan and Trust from that point forward:

         (a) "Section 5.03, Vesting Schedule" shall provide as follows:

              Section 5.03 VESTING SCHEDULE. A Participant's Accrued Benefit derived from Employer contributions shall be one hundred percent (100%) Nonforfeitable at all times.

         (b) A new "Section 8.10, Participant Direction of Investment" shall provide as follows:

                  8.10 PARTICIPANT DIRECTION OF INVESTMENT. Other than provided in Section 18.02, the Participant shall have the right to direct the Trustee with respect to the investment or reinvestment of the assets comprising the Participant's individual Account only if the Trustee consents in writing to permit such direction. If the Trustee does not consent to Participant direction of investment, the Trustee and each Participant shall execute a letter agreement as a part of this Plan containing such conditions, limitations and other provisions they deem appropriate before the Trustee shall follow any Participant direction as respects the investment or reinvestment of any part of the Participant's individual Account. The Trustee shall not be liable for any loss, or by reason of any breach, resulting from a Participant's direction of the investment of any part of his individual Account.

                  (c) Except for the right to amend the Agreement pursuant to
         Section 11.02(a), the Employer shall not exercise its right to amend pursuant to Section 11.02(b), discontinue or terminate pursuant to
         Section 11.03, or transfer assets of or merge, pursuant to section 11.05, the Plan or Trust Agreement without the prior written consent to such aforesaid action by seventy-five percent (75%) of the Participants on a per capita basis.

         16.03 RIGHT TO AMEND ARTICLE XVI PRIOR TO CHANGE IN CONTROL OF DST. The Board of Directors of DST Systems, Inc., or any duly authorized committee thereof, reserves the right to amend or eliminate this Article XVI prior to the date of Change in Control of DST.

                                  ARTICLE XVII
                      WITHDRAWALS FROM PRIOR PLAN ACCOUNTS

         17.01 GENERAL. In addition to the opportunity for withdrawals provided for in Article XIV, a Participant who was a participant in the Vantage Computer Systems Savings Investment Plan, as in effect on December 31, 1987 ("Prior Plan"), may request cash withdrawals from his separate account attributable to Participant Nondeductible Voluntary Contributions to the Prior Plan. A Participant must make a written election under this Section 17.01 on a form prescribed by the Advisory Committee on or before November 30 for a distribution to be made on a distribution date of the following March 31 or on or before June 30 for a distribution to be made on a distribution date of the following September 30. The distribution in accordance with the Participant's timely-filed written election will be made as soon as administratively practicable after the March 31 or September 30 distribution date specified in the election. A terminated Participant with an account balance may not make partial withdrawals.

         17.02 NO FORFEITURE OF PARTICIPANT'S ACCOUNT. No forfeiture of the Participant's Account shall occur solely as a result of a withdrawal pursuant to this Article VII.

                                  ARTICLE XVIII
                            PROVISIONS APPLICABLE TO
                            TRANSFERRED ESOP ACCOUNTS

         18.01 ESOP ACCOUNTS. The Advisory Committee shall maintain, in order to reflect each ESOP Participant's Accrued Benefit under the Plan derived from contributions to The Employee Stock Ownership Plan that has been transferred to this Plan, a separate ESOP Account for each ESOP Participant. The provisions of this Article XVIII shall govern the separate ESOP Accounts. Except as provided under this Article XVIII, the Trustee shall hold, administer and distribute the ESOP Accounts in the same manner under the Plan as Accounts derived from contributions to this Plan. No allocations shall be made to the ESOP Accounts other than amounts transferred from The Employee Stock Ownership Plan and any earnings, gains or losses on the ESOP Accounts.

         18.02 PARTICIPANT DIRECTION OF INVESTMENT. Except as provided in this
Section 18.02, a Participant does not have the right to direct the Trustee with respect to the investment or reinvestment of the assets comprising the Participant's individual ESOP Account. Each Qualified Participant may direct the Trustee as to the investment of 25% of the value of the Participant's Accrued Benefit attributable to his ESOP Account (the "Eligible Accrued Benefit") within 90 days of the Accounting Date of each Plan Year (to the extent a direction exceeds the amount as to which a prior direction under this Section 8.10 applies) during the Participant's Qualified Election Period. For the last Plan Year in the Participant's Qualified Election Period, the Trustee will substitute "50%" for "25%" in the immediately preceding sentence. The Qualified Participant must make his direction to the Trustee in writing, the direction may be effective no later than 180 days after the close of the Plan Year in which the direction applies, and the direction must specify the investment option set forth below.

         A Qualified Participant may choose the following investment option:

         The distribution of the portion of his Eligible Accrued Benefit covered by the election. The Trustee will make the distribution within 90 days after the last day of the period during which the Qualified Participant may make the election.

For purposes of this Section 18.02, the following definitions apply:

                  (i) "Qualified Participant" means a Participant who has attained age 55 and who has completed at least 10 years of participation in the Plan. A "year of participation" means a Plan Year in which the Participant was eligible for an allocation of Employer contributions, irrespective of whether the Employer actually contributed to the Plan for that Plan Year.

                  (ii) "Qualified Election Period" means the six (6) Plan Year period beginning with the Plan Year in which the Participant first becomes a Qualified Participant.

         A Participant's right under this Section 18.02 to direct the investment of his Account applies solely to that portion of his ESOP Account attributable to Employer Securities acquired by the Plan after December 31, 1986.

         18.03 SPECIAL VESTING SCHEDULE. This Section 18.03 shall apply to the ESOP Accounts in lieu of Section 5.03. Except as provided in Sections 5.01 and 5.02, for each Year of Service, a Participant's Nonforfeitable percentage of his Accrued Benefit attributable to his ESOP Account and derived from Employer contributions equals the percentage in the following vesting schedule:

                                                                Percent of
         Years of Service                                     Nonforfeitable
         with the employer                                    accrued benefit
         -----------------                                    ---------------
         Less than 5                                          None
         5 or more                                            100%

         For any Plan Year for which the Plan is top heavy (as defined in Section 1.29) the Advisory Committee will calculate a Participant's Nonforfeitable percentage of his Accrued Benefit attributable to his ESOP Account and derived from Employer Contributions the following schedule:

                                                                Percent of
         Years of Service                                     Nonforfeitable
         with the employer                                    accrued benefit
         -----------------                                    ---------------
         Less than 2                                          None
         2                                                    20%
         3                                                    40%
         4                                                    60%
         5                                                    80%
         6 or more                                            100%

         The Advisory Committee will apply the top heavy schedule to Participants who earn at least one Hour of Service after the top heavy schedule becomes effective. A shift between vesting schedules under this Section 18.03 is an amendment to the vesting schedule and the Advisory Committee must apply the rules of Section 7.04 accordingly. A shift to a new vesting schedule under this
Section 18.03 is effective on the first day of the Plan Year for which the top heavy status of the Plan changes.

         18.04 SPECIAL DISTRIBUTION AND PAYMENT REQUIREMENTS. Unless the Participant elects in writing to have the Trustee apply other distribution provisions of the Plan, or unless other distribution provisions of the Plan require earlier distribution of the Participant's Accrued Benefit attributable to his ESOP Account, the Trustee must distribute the portion of the

Participant's Accrued Benefit attributable to his ESOP Account no later than the time prescribed by this Section 18.04, irrespective of any other provision of the Plan. The distribution provisions of this Section 18.04 are subject to the consent and form of distribution requirements of Article VI of the Plan.

                  (a) If the Participant separates from Service by reason of the attainment of Normal Retirement Age, death, or disability, the Applicable Advisory Committee will direct the Trustee to commence distribution of the ESOP Account not later than one year after the close of the Plan Year in which that event occurs.

                  (b) If the Participant separates from Service for any reason other than by reason of the attainment of Normal Retirement Age, death or disability, the Applicable Advisory Committee will direct the Trustee to commence distribution of the ESOP Account not later than one year after the close of the fifth Plan Year following the Plan Year in which the Participant separates from Service. If the Participant resumes employment with an Employer on or before the last day of the fifth Plan Year following the Plan Year of his Separation from Service, the distribution provisions of this paragraph (b) do not apply.

         Notwithstanding anything else in this Plan, unless the Participant otherwise elects, the distribution of the Participant's Accrued Benefit attributable to his ESOP Account will be in substantially equal periodic payments (not less frequently than annually) over a period not longer than the greater of:

         (a) Five years, or

         (b) In the case of a Participant with an Accrued Benefit attributable to his ESOP Account in excess of Five Hundred Thousand Dollars ($500,000) (or beginning January l, 1990, such larger amount as the Commissioner of Internal Revenue shall prescribe), five (5) years plus one (1) additional year (not more than five (5) additional years) for each One Hundred Thousand Dollars ($100,000) (or beginning January 1, 1990, such larger amount as the Commissioner of Internal Revenue shall prescribe) or fraction thereof by which such balance exceeds $500,000.

The foregoing provisions of this paragraph shall not be construed so as to preclude the distribution of a Participant's Accrued Benefit attributable to his ESOP Account in the form of a single lump-sum payment.

         IN WITNESS WHEREOF, the Employer and the Trustee have executed this Plan and Trust in Kansas City, Missouri, this 31st day of December, 1996.

                                                    DST SYSTEMS, INC.



                                                     By:/s/Kenneth V. Hager
Attest:/s/Theresa C. Hursh

                                                              "EMPLOYER"

                                                    UMB BANK, N.A.



                                                    By:/s/Mark Herman

Attest:/s/L W Schutter

                                                              "TRUSTEE"